--------------------------------------------------------------------------------

                                  YOURNET, INC.

                              INFORMATION STATEMENT


                                 RELATING TO THE


                           REINCORPORATION IN DELAWARE


                                BY THE MERGER OF


                                  YOURNET, INC.
                              (A NEVADA CORPORATION)


                                      INTO


                            Global Path Incorporated
                            (A DELAWARE CORPORATION)




--------------------------------------------------------------------------------





                                  YOURNET, INC.
                           8 Sultan Street, Suite 702
                         Toronto, Ontario CANADA M5S 2C1

                                  July 6, 2001


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS



DEAR SHAREHOLDER:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Yournet, Inc., a Nevada corporation (the "Company"), will be held on August 14, 2001 at 9:00 a.m. at 12 Concorde Place, 9th Floor, Toronto, Ontario, CANADA M3C 3T1 for the purpose of a Reincorporation of the Company in Delaware through a merger of the Company into Global Path Incorporated ("GPI"), a newly formed Delaware corporation with GPI surviving the merger. The reincorporation is intended to be effected on August 14, 2001 and will result in:

(i)      the Company being governed by the General Corporation Law of Delaware;
(ii)     the Company's name being changed to "Global Path Incorporated;"
(iii) your shares of common stock of the Company being converted into the right to receive one share of Class A common stock of GPI for each one share of common stock of the Company owned by you as of the record date of the Reincorporation;
(iv) the persons serving presently as officers and directors of the Company to serve in their respective capacities after the Reincorporation; and
(v) the Company's Certificate of Incorporation authorizing the issuance of 100,000,000 shares of Class A common stock, 50,000,000 shares of Class B common stock and 10,000,000 shares of preferred stock.

See "Principal Features of the Reincorporation."

         Certain officers, directors and affiliates of the Company own a majority of the outstanding voting stock of the Company and have advised the Company that they intend to vote in favor of the Reincorporation. Consequently, the Reincorporation will be approved at the meeting of stockholders regardless of whether other stockholders vote in favor of or against the Reincorporation.
Section 92A.300 to 92A.500 of the Nevada Revised Statutes ("NRS") gives shareholders, who have not consented to the reincorporation, the right to be paid in cash the fair value of their shares of common stock of the Company as determined by the Board of Directors of the Company. In order to receive cash payment for their shares of common stock of the Company a dissenting shareholder must comply with the procedures specified by Section 92A.300 to 92A.500 of the NRS. See "Rights of Dissenting Shareholders."

         The Board of Directors has determined the fair value of each share of common stock of the Company to be $.20 per share. The determination of the per share fair value was computed as of June 25, 2001, the day before the holders of shares representing a majority of the voting rights of the outstanding shares of common stock of the Company approved the reincorporation.

         In addition, the board of directors of the Company has approved and the holders of shares representing a majority of the voting rights of the outstanding shares of common stock of the Company, who following the reincorporation will own a majority of the outstanding voting stock of GPI, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the Global Path Incorporated 2001 Directors and Officers Stock Option and Stock Award Plan (the "Directors and Officers Plan"). The purpose of the Directors and Officers Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced directors, officers and consultants and to give such directors, officers and consultants a continued proprietary interest in the success of the Company and its subsidiaries.

         The board of directors of the Company has approved and the holders of shares representing a majority of the voting rights of the outstanding shares of common stock of the Company, who following the reincorporation will own a majority of the outstanding voting stock of GPI, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the Global Path Incorporated 2001 Employees Stock Incentive Plan (the "Employees Plan"). The purpose of the Employees Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced employees and to give such employees a continued proprietary interest in the success of the Company and its subsidiaries. The Directors and Officers Plan and the Employees Plan are sometimes collectively referred to as the "Plans."

         The Company urges you to follow the instructions set forth in the enclosed Information Statement under the section entitled "Reincorporation in Delaware -- How to Exchange Company Certificates for GPI Certificates" to surrender the Company Certificate(s) representing your shares for certificates representing shares of common stock of GPI.

                         By order of the Board of Directors
                         Sincerely,


                         /s/Robert J. Kubbernus
                         -----------------------------------
                         Robert J. Kubbernus, President



                                  YOURNET, INC.
                           8 Sultan Street, Suite 702
                         Toronto, Ontario CANADA M5S 2C1

                                  July 6, 2001

                              INFORMATION STATEMENT

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To be held August 14, 2001

         This Information Statement is being furnished to holders of the common stock, $.001 par value (the "Company Common Stock"), of Yournet, Inc., a Nevada corporation (the "Company"), to inform the holders of a special meeting of stockholders called by the board of directors of the Company to be held at 12 Concorde Place, 9th Floor, Toronto, Ontario, CANADA M3C 3T1 at 9:00 A.M. local time on the 27th day of July, 2001, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting").

         The board of directors of the Company (the "Board of Directors") and holders of shares representing a majority of the voting rights (the "Majority Holders") of the outstanding shares of Company Common Stock have authorized, by written consent dated June 2, 2001, the Reincorporation of the Company in Delaware (the "Reincorporation") to be effected as soon as practicable after the Meeting (the "Effective Date"). The close of business on June 25, 2001 has been fixed by the Board of Directors as the record date for determining the stockholders of the Company entitled to notice of the Meeting.


--------------------------------------------------------------------------------
               MANAGEMENT IS NOT ASKING FOR YOUR PROXY AND YOU ARE

                       REQUESTED NOT TO SEND US YOUR PROXY
--------------------------------------------------------------------------------


         The Reincorporation will be accomplished by a merger (the "Merger") on the Effective Date, of the Company into GPI pursuant to an Agreement and Plan of Merger (the "Plan of Merger") between the Company and GPI dated June 25, 2001, with GPI surviving the merger.

         In the Merger, holders of Company Common Stock will receive one share of common stock of GPI, par value $.001, ("GPI Common Stock") for each one share of Company Common Stock owned by each such holder as of the day preceding the Effective Date of the Merger with any resulting fractional GPI Common Stock interests being canceled in exchange for one whole share of Sterling Media Common Stock. No certificates for fractional shares of GPI Common Stock will be issued and all such fractional shares of GPI Common Stock interests will be canceled. Holders of such fractional interests will have only the right to receive one whole share of GPI Common Stock for such interests.

         Enclosed herewith is a form letter of transmittal with instructions for effecting the surrender of the certificate or certificates which immediately prior to the Effective Date represented issued and outstanding shares of Company Common Stock ("Company Certificates"), in exchange for certificates representing GPI Common Stock ("GPI Certificates"). Upon surrender of a Company Certificate for cancellation to GPI together with a duly executed letter of transmittal, the holder of such Company Certificate will, subject to the restrictions applicable to fractional shares, be entitled to receive, as soon as practicable after the Effective Date, in exchange therefor a GPI Certificate representing that number of shares of GPI Common Stock into which the shares of Company Common Stock theretofore represented by the Company Certificate so surrendered will have been converted pursuant to the provisions of the Plan of Merger, and the Company Certificate so surrendered will forthwith be canceled.

         The Reincorporation will also result in (i) GPI being governed by Delaware law and the Delaware Certificate of Incorporation, which may grant officers and directors greater protection from personal liability than Nevada law and the Nevada Articles of Incorporation and provides anti-takeover protections that may not be available under Nevada law and (ii) the officers and directors of the Company as constituted immediately prior to the Merger becoming the officers and directors of GPI, which will result in the persons who are currently directors of the Company being on the board of directors of GPI (the "New Board of Directors") and the officers of GPI being the persons who are currently officers of the Company. See "Reincorporation in Delaware--Officers and Directors."

         In addition to authorizing the Reincorporation, the Board of Directors has approved and the Majority Holders, who following the Merger and Reincorporation will own a majority of the outstanding voting stock of GPI, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the Global Path Incorporated 2001 Directors and Officers Stock Option and Stock Award Plan (the "Directors and Officers Plan"). The purpose of the Directors and Officers Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced directors, officers and consultants and to give such directors, officers and consultants a continued proprietary interest in the success of the Company and its subsidiaries. The Directors and Officers Plan will permit the New Board of Directors or a special committee of the New Board of Directors to award four types of stock incentives to directors, officers, consultants and certain key employees of GPI. Such discretionary stock incentives could include stock options, stock appreciation rights, unrestricted stock and "restricted" stock. See "The Global Path Incorporated 2001 Directors and Officers Stock Option and Stock Award Plan."

         The Board of Directors has also approved and the Majority Holders, who following the Merger and Reincorporation will own a majority of the outstanding voting stock of GPI, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the Global Path Incorporated 2001 Employees Stock Incentive Plan (the "Employee Plan"). The purpose of the Employee Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced employees and to give such employees a continued proprietary interest in the success of the Company and its subsidiaries. The Employee Plan will permit the New Board of Directors or a special committee of the New Board of Directors to award four types of stock incentives to employees of GPI. Such discretionary stock incentives could include stock options, stock appreciation rights, unrestricted stock and "restricted" stock. See "The Global Path Incorporated 2001 Employees Stock Incentive Plan."

         The purpose of this Information Statement is to inform holders of Company Common Stock who have not given the Company their written consent to the foregoing corporate actions of such actions and their effects. See "Rights of Dissenting Shareholders."

         As of June 25, 2001, 20,455,902 shares of Company Common Stock were issued and outstanding.

         Attached hereto as Exhibit "E" is a copy of the Company's Annual Report on Form 10-KSB filed May 14, 2001.


                           REINCORPORATION IN DELAWARE

         The following discussion summarizes certain aspects of the Reincorporation of the Company in Delaware. This summary does not include all of the provisions of the Agreement and Plan of Merger between the Company and GPI, a copy of which is attached hereto as Exhibit "A," or the Certificate of Incorporation of GPI (the "Delaware Certificate"), a copy of which is attached hereto as Exhibit "B." Copies of the Articles of Incorporation and the By-Laws of the Company (the "Company Articles" and the "Nevada By-Laws," respectively) and the By-Laws of GPI (the "Delaware By-Laws") are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request.

Principal Reasons for Reincorporation

         The Board of Directors believes that the Reincorporation will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Nevada law and will increase the marketability of the Company's securities.

         The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. For these reasons, the Board of Directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and Nevada."

Principal Features of the Reincorporation

         The Reincorporation will be effected by the merger of the Company, a Nevada corporation, with and into, GPI, a wholly-owned subsidiary of the Company that was incorporated on June 8, 2001 under the Delaware General Corporation Law (the "DGCL") for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which filings will occur on the Effective Date, August 14, 2001 or as soon as practicable thereafter. Following the Merger, GPI will be the surviving corporation and will operate under the name "Global Path Incorporated."

         On the Effective Date, (i) each one outstanding share of Company Common Stock, $.001 par value, shall be converted into one share of Delaware Common Stock, $.001 par value, (ii) any fractional shares of Delaware Common Stock that a holder of shares of Company Common Stock would otherwise be entitled to receive upon exchange of his Company Common Stock will be canceled with the holder thereof being entitled to receive one whole share of common stock of Delaware Common Stock, and (iii) each outstanding share of Delaware Common Stock held by the Company shall be retired and canceled and shall resume the status of authorized and unissued GPI Stock.

         No certificates or scrip representing fractional shares of Delaware Common Stock will be issued upon the surrender for exchange of Company Common Stock and no dividend or distribution of GPI shall relate to any fractional share, and no fractional Delaware Common Stock interest will entitle the owner thereof to vote or to any right of a stockholder of GPI. In lieu thereof, the Transfer Agent will issue to each holder otherwise entitled to a fractional share of Delaware Common Stock one whole share of common stock of GPI.

         At the Effective Date, GPI will be governed by the Delaware Certificate, the Delaware By-Laws and the DGCL, which include a number of provisions that are not present in, the Company Articles, the Nevada By-Laws or the NRS. Accordingly, as described below, a number of significant changes in shareholders' rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the DGCL that would limit the liability of directors to GPI and its stockholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the DGCL. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of GPI. Accordingly, implementation of these provisions has been included as part of the Reincorporation. The Company believed that the Reincorporation will contribute to the long-term quality and stability of the Company's governance. The Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the Reincorporation outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

         Upon consummation of the Merger, the daily business operations of GPI will continue as they are presently conducted by the Company, at the Company's principal executive offices at 8 Sultan Street, Suite 702, Toronto, Ontario, Canada M5S2C1. The authorized capital stock of GPI will consist of 100,000,000 shares of Class A Common Stock, par value $.001 per share, 50,000,000 shares of Class B Common Stock, par value $.001 per share, (collectively "Delaware Common Stock") and 10,000,000 shares of preferred stock, $.001 par value per share (the "Delaware Preferred Stock"). The Delaware Preferred Stock will be issuable in series by action of the New Board of Directors. The New Board of Directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Delaware Preferred Stock including shares of Delaware Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

         The New Board of Directors will consist of those persons presently serving on the board of directors of the Company. The individuals who will serve as executive officers of GPI are those who currently serve as executive officers of the Company. Such persons and their respective terms of office are set forth below under the caption "Reincorporation in Delaware - Officers and Directors."

         Pursuant to the terms of the Agreement and Plan of Merger, the Merger may be abandoned by the Board of Directors of the Company and GPI at any time prior to the Effective Date. In addition, the Board of Directors of the Company may amend the Agreement and Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the Majority Holders, alter or change the amount or kind of Delaware Common Stock to be received in exchange for or on conversion of all or any of the Company Common Stock, alter or change any term of the Delaware Certificate or alter or change any of the terms and conditions of the Agreement and Plan of Merger if such alteration or change would adversely affect the holders of Company Common Stock.

How to Exchange Company Certificates for GPI Certificates

         Enclosed are (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the Company Certificates in exchange for GPI Certificates. Upon surrender of a Company Certificate for cancellation to GPI, together with a duly executed letter of transmittal, the holder of such Company Certificate shall, as soon as practicable following the Effective Date, be entitled to receive in exchange therefor a GPI Certificate representing that number of whole shares of Delaware Common Stock into which the Company Common Stock theretofore represented by the Company Certificate so surrendered have been converted in the Merger and the Company Certificate so surrendered will be canceled.

         Because of the Reincorporation in Delaware as a result of the Merger, holders of Company Common are not required to exchange their Company Certificates for GPI Certificates. Dividends and other distributions declared after the Effective Date with respect to Delaware Common Stock and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered Company Certificate with respect to the shares of Delaware Common Stock, which by virtue of the Merger are represented thereby and such holder will be entitled to exercise any right as a holder of Delaware Common Stock, until such holder has surrendered the Company Certificate.

Capitalization

         The authorized capital of the Company, prior to the Effective Date, consisted of 50,000,000 shares of Company Common Stock, $.001 par value, and no shares of Preferred stock. The authorized capital of GPI, which will be the authorized capital of the Company after the Reincorporation, consists of 100,000,000 shares of Class A Common Stock, par value $.001 per share, 50,000,000 shares of Class B Common Stock, par value $.001 per share, (collectively "Delaware Common Stock") and 10,000,000 shares of Delaware Preferred Stock, $.001 par value per share. After the Merger, GPI will have outstanding approximately 20,105,902 shares of Class A Common Stock. 350,000 shares of Class B Common Stock and no shares of Delaware Preferred Stock if no additional shares of Company Preferred Stock are issued prior to the Effective Date. Fifteen percent (15%) of the issued and outstanding shares of Delaware Common Stock will be reserved for issuance under the Global Path Incorporated 2001 Directors and Officers Stock Option and Stock Award Plan and 10,000,000 of Delaware Common Stock will be reserved for issuance under the Global Path Incorporated 2001 Employees Stock Incentive Plan. Accordingly, on the Effective Date, the New Board of Directors will have available approximately 79,894,098 shares of Class A Common Stock, 49,650,000 shares of Class B Common Stock and 10,000,000 shares of Delaware Preferred Stock which are authorized but presently unissued and unreserved, and which will be available for issuance from time to time in connection with, acquisitions of other companies and other corporate purposes. The Reincorporation will not affect total stockholder equity or total capitalization of the Company.

         The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of Delaware Common Stock or Delaware Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity of then existing stockholders.

         There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the Delaware Preferred Stock to be authorized. However, the New Board of Directors believes it prudent to have shares of Delaware Preferred Stock available for such corporate purposes as the New Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

         It should be recognized that the issuance of additional authorized Delaware Common Stock (or Delaware Preferred Stock, the terms and conditions of which including voting and conversion rights, may be set at the discretion of the Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of GPI through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of Delaware Common Stock or Delaware Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

Significant Changes In The Company's Charter And By-laws To Be Implemented By The Reincorporation

         Change of Corporate Name. The Reincorporation will effect a change in the Company's name. The name will be changed to "Global Path Incorporated." The Board of Directors believes that this corporate name is in the best interests of the Company and its shareholders and that the new name reflects the nature of the Company's present intended business.

         Limitation of Liability. The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to GPI and its shareholders for monetary damages for breach of their fiduciary duties. The Company Articles contains no similar provision. The Board of Directors believes that such provision will better enable GPI to attract and retain as directors responsible individuals with the experience and background required to direct GPI's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

         At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

         The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the DGCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the Personal liability Of Directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under Nevada law.

         The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist GPI in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of GPI, inasmuch as Article Sixteen of the Delaware Certificate provides that to the fullest extent that the DGCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to GPI or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, GPI's directors will not be liable for monetary damages for acts or omissions occurring on or after the Effective Date of the Reincorporation, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). Article Sixteen would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Date. As provided under Delaware law, Article Sixteen cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to GPI; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the DGCL, or transactions from which a director derived an improper personal benefit. Further, Article Sixteen would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. Article Sixteen pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, Article Sixteen would not affect a director's liability to third parties or under the federal securities laws.

         Article Sixteen is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

         The Company has not received notice of any lawsuit or other proceeding to which Article Sixteen might apply. In addition, Article Sixteen is not being included in the Delaware Certificate in response to any director's resignation or any notice of an intention to resign. Accordingly, the Company is not aware of any existing circumstances to which Article Sixteen might apply. The Board of Directors recognizes that Article Sixteen may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit GPI and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that Article Sixteen is in the best interests of GPI and its stockholders, since it should enhance GPI's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that Article Sixteen may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

         Article Sixteen may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of GPI's could result in increased expense to GPI. The Company believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of GPI's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because Article Sixteen deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

         Indemnification. The DGCL authorize broad indemnification rights which corporations may provide to their directors, officers and other corporate agents. The NRS also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as amended, and, as discussed below, provide broad rights to indemnification.

         In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although the Company's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

         The broad scope of indemnification now available under Delaware law will permit GPI to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance GPI's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of GPI with regard to the best interests of GPI and its stockholders.

         The Delaware Certificate is quite different from the Company Articles and require indemnification of GPI's directors and officers to the fullest extent permitted under applicable law as from time to time in affect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of GPI or is or was serving at the request of GPI as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of GPI. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the DGCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay GPI if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for lose, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve GPI. Under the DGCL GPI may, although it has no present intention to do so, by action of the New Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Delaware Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.


         The Delaware Certificate specifies that the right to indemnification is a contract right. The Delaware Certificate also provides that a person seeking indemnification from GPI may bring suit against GPI to recover any and all amounts entitled to such person provided that such person has filed a written claim with GPI has failed to pay such claim within thirty days of receipt thereof. In addition, GPI authorize GPI to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

         The Delaware Certificate provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Delaware also provide that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

         Under Delaware law, as with Nevada law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, GPI will be permitted to indemnity its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Company Articles or expressly provided for under Nevada or Delaware law.

         Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

         The Board of Directors recognizes that GPI may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of GPI may personally benefit from the indemnification provisions of GPI , the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

Significant Differences Between the Corporation Laws of Nevada and Delaware

         The Company is incorporated under the laws of the State of Nevada and GPI is incorporated under the laws of the State of Delaware. On consummation of the Merger, the stockholders of the Company, whose rights currently are governed by Nevada law and the Company Articles and the Company Bylaws, which were created pursuant to Nevada law, will become stockholders of a Delaware company, GPI, and their rights as stockholders will then be governed by Delaware law and the Delaware Certificate and the Delaware Bylaws which were created under Delaware law.

         Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware (the "DGCL") and the Nevada Business Corporation Act ("Nevada law") to understand how these laws apply to the Company and GPI.

         Classified Board of Directors. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. The Company does not have a classified board, however, GPI's board of directors will be classified in connection with the Merger.

         Removal of Directors. With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause. Under the Delaware Law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

         Special Meetings of Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called. The Company Bylaws provide that special meetings of the stockholders may be called by the President or by the Company's board of directors, and must be called by the President at the written request of not less than 51% of the issued and outstanding shares of capital stock of the Company. The Delaware Certificate and the Delaware Bylaws provide that the President or GPI's board of directors may call a special meeting of the stockholders, but do not provide that the President must call a special meeting of the stockholders if not less than 51% of the issued and outstanding shares of capital stock of GPI request in writing.

         The DGCL also provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

         Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

         Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. The Company opted out of cumulative voting by failing to include a provision granting cumulative voting rights in the Company Articles. GPI also did not adopt cumulative voting in that the Delaware Certificate will not provide for cumulative voting in the election of directors.

         Because neither the Company or GPI utilizes cumulative voting, there will be no difference in stockholders' rights with respect to this issue.

         Vacancies. Under the DGCL, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

         Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The Company Bylaws and the Delaware Bylaws address the issue of director vacancies in the same manner. Therefore, the change from Nevada law to Delaware law will not alter stockholders' rights with respect to filling vacancies.

         Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. There will be no difference in stockholders' rights with respect to this issue because the Company Articles and the Delaware Certificate each provide for the mandatory advancement of expenses of directors and officers. In addition, the board of directors of GPI will be required to indemnify directors and officers. The board of directors of GPI will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under the Delaware law.

         Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Certificate will limit the liability of directors to GPI to the fullest extent permitted by law.

         While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provisions applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability of breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty. The Company Articles limits the personal liability to the Company of both directors and officers. The Delaware Certificate adopts a narrower limitation on liability, and officers will therefore remain potentially liable to GPI. GPI, however, may determine to indemnify such persons in its discretion subject to the conditions of the Delaware law and the Delaware Certificate.

         Dividends. The DGCL is more restrictive than Nevada law with respect to when dividends may be paid. Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

         Restrictions on Business Combinations. Both the DGCL and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the DGCL, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. The DGCL defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

         Nevada law regulates business combinations more stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested stockholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

         Neither the Company, nor GPI have opted out of the applicable statutes with appropriate provisions of the Company Articles or the Delaware Certificate.

         Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws. In general, both the DGCL and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate/articles of incorporation. Both the DGCL and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Nevada law and the DGCL permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

         Actions by Written Consent of Stockholders. Nevada law and the DGCL each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. the Company Articles do not limit stockholder action by written consent. By contrast, however, the Delaware Certificate does limit stockholder action by written consent. Pursuant to the Delaware Certificate, the stockholders of GPI will be unable to act by written consent in lieu of a meeting unless the action proposed to be taken, and the taking of the action by written consent, are approved in advance by the board of directors of GPI.

         Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. The DGCL does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Defenses Against Hostile Takeovers

         Introduction. While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of the GPI Certificate of Incorporation which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the GPI Certificate of Incorporation and Bylaws.

         In general, the anti-takeover provisions of the GPI Certificate of Incorporation are designed to minimize susceptibility to sudden acquisitions of control which have not been negotiated with and approved by GPI Board of Directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the Board of Directors. The provisions would not prohibit an acquisition of control of GPI or a tender offer for all of the GPI's capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of GPI in a transaction that is not approved by the Board of Directors, by making it more difficult for a person or group to obtain control of GPI in a short time and then impose its will on the remaining stockholders. However, to the extent these provisions successfully discourage the acquisition of control of GPI or tender offers for all or part of GPI's capital stock without approval of the Board of Directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

         Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a GPI's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the GPI stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the Board of Directors, whether or not stockholders deem such transactions to be in their best interests.

         Authorized Shares of Capital Stock. The GPI Certificate of Incorporation authorizes the issuance of up to 10,000,000 shares of serial preferred stock. Shares of GPI's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of Common Stock (the Certificate of Incorporation authorizes the issuance of up to 150,000,000 shares), could represent additional capital stock required to be purchased by an acquiror. Issuance of such additional shares may dilute the voting interest of GPI's stockholders. If the Board of Directors of GPI determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

         Stockholder Meetings. Delaware law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's certificate of incorporation or bylaws. The GPI Certificate of Incorporation provides that annual stockholder meetings may be called only by GPI's Board of Directors or a duly designated committee of the Board. Although GPI believes that this provision will discourage stockholder attempts to disrupt the business of GPI between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of GPI between one annual meeting as a forum to address certain other matters and discourage takeovers which are desired by the stockholders. GPI's Certificate of Incorporation also provide that stockholder action may be taken only at a special or annual stockholder meeting and not by written consent.

         Classified Board of Directors and Removal of Directors. GPI's Certificate of Incorporation provides that the Board of Directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third of the number of directors. Each director will serve until his successor is elected and qualified.

         A classified Board of Directors could make it more difficult for stockholders, including those holding a majority of GPI's outstanding stock, to force an immediate change in the composition of a majority of the Board of Directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified Board may be changed in one year. In the absence of the provisions of GPI's Certificate of Incorporation classifying the Board, all of the directors would be elected each year. The provision for a staggered Board of Directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus a staggered Board of Directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

         GPI's Certificate of Incorporation provides that a director may not be removed except for cause by the affirmative vote of the holders of a majority of the outstanding shares of capital stock entitled to vote at an election of directors. This provision may, under certain circumstances, impede the removal of a director and thus preclude the acquisition of control of GPI through the removal of existing directors and the election of nominees to fill in the newly created vacancies.

         Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Delaware law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by the corporation's bylaws, unless it is set by the corporation's articles of incorporation. GPI's Certificate of Incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the Bylaws. The power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation, is vested in the Board of Directors. The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of GPI through an increase in the number of the directors and election of nominees to fill the newly created vacancies and thus allow existing management to continue in office.

         Stockholder Vote Required to Approve Business Combinations with Related Persons. GPI's Certificate of Incorporation generally requires the approval of the holders of a majority of the outstanding voting stock (and any class or series entitled to vote separately), and a majority of the outstanding stock not beneficially owned by a related person (as defined) (up to a maximum requirement of 85% of the outstanding voting stock), to approve business combinations (as defined) involving the related person, except in cases where the business combination has been approved in advance by two-thirds of those members of the Board of Directors who were directors prior to the time when the related person became a related person. Under Delaware law, absent these provisions, business combinations generally, including mergers, consolidations and sales of substantially all of the assets must, subject to certain exceptions, be approved by the vote of the holders of a majority of the outstanding voting stock. One exception under Delaware law to the majority approval requirement applies to business combinations (as defined) involving stockholders owning 15% of the outstanding voting stock of a corporation for less than three years. In order to obtain stockholder approval of a business combination with such a related person, the holders of two-thirds of the outstanding voting stock, excluding the stock owned by the 15% stockholder, must approve the transaction. Alternatively, the 15% stockholder must satisfy other requirements under Delaware law relating to (i) the percentage of stock acquired by such person in the transaction which resulted in such person's ownership becoming subject to the law, or (ii) approval of the board of directors of such person's acquisition of the stock of the Delaware corporation. Delaware law does not contain price criteria. The supermajority stockholder vote requirements under Delaware law may have the effect of foreclosing mergers and other business combinations which the holders of a majority of the stock deem desirable and place the power to prevent such a transaction in the hands of a minority of the stockholders

         Under Delaware law, there is no cumulative voting by stockholders for the election of the directors. The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholder meeting may, if they so choose, elect all directors of GPI, thus precluding a small group of stockholders from controlling the election of one or more representatives to the Board of Directors.

         Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. GPI's Certificate of Incorporation generally provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interests of stockholders generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. Making the period for nomination of directors and introducing new business a period not less than 10 days prior to notice of a stockholder meeting may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

         Limitations on Acquisitions of Capital Stock. GPI's Certificate of Incorporation generally provide that if any person were to acquire beneficial ownership of more than 20% of any class of outstanding Common Stock, each vote in excess of 20% would be reduced to one-hundredth of a vote, with the reduction allocated proportionately among the record holders of the stock beneficially owned by the acquiring person. The limitation on voting rights of shares beneficially owned in excess of 20% of the outstanding Common Stock, would discourage stockholders from acquiring a substantial percentage of stock in the open market, without disclosing their intentions, prior to approaching management to negotiate an acquisition of the remaining stock. The effect of these provisions is to require amendment of the Articles of Incorporation, which requires Board approval, before a stockholder can acquire a large block of the Common Stock. As a result, these provisions may deter takeovers by potential acquirors who would have acquired a large holding before making an offer for the remaining stock, even though the eventual takeover offer might have been on terms favorable to the remaining stockholders.

Officers And Directors

         Upon the Effective Date the present officers and directors of the Company will continue to be the officers and directors of GPI. This will result in the following persons serving in the following capacities until the first annual meeting after the specified number of years and until their respective successors are elected and qualified:

        Name             number of years     Age           Position

  Robert J. Kubbernus           3            41     Chairman, President and
                                                    Chief Executive Officer
  Raghunath Kilambi             2            35     Director
  Andrew Tavender               1            25     Secretary

         Mr. Robert J. Kubbernus has been a director and an officer of the Company since January 2000. Mr. Kubbernus has 16 years of financial experience working with high tech firms in North America and Europe. Before joining JAWS Technologies (later changed to JAWZ Inc.) in 1997, he had raised more than $475 million in debt financing for his long-term corporate client base.

         Since joining JAWZ as CEO and Chairman, Mr. Kubbernus' primary responsibilities are to oversee the company's security product developers, provide executive direction and develop key contacts within government, health care organizations, telecommunications giants, insurance underwriters and the investment community.

         From 1992 to 1997, Mr. Kubbernus held the position of President and CEO, Bankton Financial Corporation. He led a team of corporate financial consultants who specialize in the placement of debt instruments with institutional and private lenders. In addition Bankton also performed corporate work out strategies on behalf of both the client and the related institutions.

         Before 1992, Mr. Kubbernus was the Chief Financial Officer as well as the Chief Development Officer, Bankers Capital Group, where he developed new products and markets as well as overseeing the financial controls of the organization.

         Additionally, Mr. Kubbernus is a Principal of Oxford Capital Group, which is known for its private capital investment practices in the High Tech Field. Oxford has been instrumental in funding strategic relationships and companies involved with JAWZ Inc. thus assisting the development of the JAWZ vision. Oxford also represents numerous foreign investors looking for opportunities in the North American and Global high-tech arena. These foreign institutions rely on Mr. Kubbernus' high-tech and financial knowledge and skills for investment direction and strategic relationships.

         Mr. Raghunath Kilambi has been a director and an officer of the Company since May 24, 2001. Mr. Kilambi has had extensive experience in building public corporations designed to take advantage of market opportunities. He has recently founded Rubicon Investment Group, a merchant bank looking for investment and financing opportunities. Prior to founding Rubicon, Mr. Kilambi was a founder, CFO and Chief Strategy Officer for Futurelink Corp. (FTRL: NASDAQ), an application service provider with over 600 employees, $140 million in revenue and offices in Canada, USA, and the UK. He was instrumental in the acquisition of 8 companies for over $300 million and in completing over $225 million in financings with FTRL. Earlier in Mr. Kilambi's career he was an early backer of such firms as Inktomi, Financial Performance and American Telesource. He has also raised over $100 million for a Fortune 100 Food company. Mr. Kilambi is a Chartered Accountant, and a graduate of McGill University of Montreal Canada.

         Mr. Andrew Tavender has been an officer of the Company since May 24, 2000. Mr. Tavender started his career at BMO Nesbitt Burns Retail Client Division as a junior analyst. In 1999, he joined JAWZ Inc., during which time he was a Corporate Finance Advisor and Manager of Mergers and Acquisitions. During his tenure at JAWZ, Andrew led the MandA team to accomplish seven acquisitions valued at over US$40 million. During 1999 and 2000, Andrew worked with Oxford Capital Partners as the Portfolio Manager overseeing US$40 million of investments in various technology companies during this time period. In September 2000 he joined Iconix Inc., a private network management firm as Vice President, Operations, with responsibility for refocusing the company and the development of a business model geared towards the sale of the company. Over the past few years, Mr. Tavender has been appointed to numerous boards, advisory councils and held various positions within publicly traded corporations. Mr. Tavender graduated from the University of Calgary, Canada, in 1998.

Federal Income Tax Consequences of the Reincorporation

         The Company believes that for federal income tax purposes no gain or loss will be recognized by the Company, GPI or the shareholders of the Company who receive GPI Common Stock for their Company Common Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of GPI Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of Company Common Stock converted into such shares of GPI Common Stock. A shareholder who holds Company Common Stock will include in his holding period for the GPI Common Stock that he receives as a result of the Reincorporation his holding period for the Company Common Stock converted into such GPI Common Stock.

         Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and because of the uniqueness of each individuals capital gain or loss situation, shareholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.


          2001 DIRECTORS AND OFFICERS STOCK OPTION AND STOCK AWARD PLAN

         The Board of Directors of Yournet, Inc. has approved and the Majority Holders, who following the Merger and Reincorporation will own a majority of the outstanding voting stock of GPI, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the Yournet, Inc. 2001 Directors and Officers Stock Option and Stock Award Plan. The purpose of the Plan is to maintain the ability of the Company and its subsidiaries to attract and retain highly qualified and experienced directors, officers and consultants and to give such directors, officers and consultants a continued proprietary interest in the success of the Company and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, $.001 par value ("Common Stock"), of the Company by the directors, officers and consultants of the Company and its Affiliates (as defined) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company business. The following description of the Plan is qualified by the Plan itself, attached hereto as Exhibit "C."

General Provisions of the Plan

         The Plan provides eligible directors, officers and consultants the opportunity to participate in the enhancement of shareholder value by the grants of options, stock appreciation rights, awards of restricted stock, bonuses and/or fees payable in unrestricted stock, or any combination thereof. In addition, the Company expects that the Plan will further strengthen the identification of the directors, officers and consultants with the stockholders. Certain options to be granted under this Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options granted under this Plan will be nonqualified options which are not intended to qualify as ISOs ("Nonqualified Options"). Officers, consultants and directors who participate or become eligible to participate in this Plan from time to time are referred to collectively herein as "Participants." As used in the Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively. Fifteen percent (15%) of the issued and outstanding shares of Delaware Common Stock will be reserved for issuance under the Global Path Incorporated 2001 Directors and Officers Stock Option.

Stock Options

         The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive options, restricted stock, or Common Stock under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such grant or such options and the terms thereof, (iii) to determine the type of Common Stock granted: Restricted stock unrestricted Common Stock or a combination of restricted and unrestricted Common Stock, and (iv) to determine the type of option granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement.

         The aggregate fair market value (determined in accordance with Section 6(b) of this Plan at the time the option is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $1,000,000.

         The purchase price of each share of Common Stock subject to each option granted pursuant to the Plan shall be determined by the Committee at the time the option is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option under this Plan shall be determined by the Committee prior to granting the option. The Committee shall set the purchase price for each share subject to a Nonqualified Option at either the fair market value of each share on the date the option is granted, or at such other price as the Committee in its sole discretion shall determine.

         Any person granted an incentive stock option under the Plan who makes a disposition, within the meaning of ss.425(c) of the Internal Revenue Code of 1986, as amended ("Code"), and the regulations promulgated thereunder, of any shares of GPI Common Stock issued to him pursuant to his exercise of an option within two years from the date of the granting of such option or within one year after the date any shares are transferred to him pursuant to the exercise of the incentive stock option must within ten days of the disposition notify GPI and immediately deliver to GPI any amount of federal income tax withholding required by law.

         A person to whom a stock option or stock appreciation right is awarded will have no rights as a stockholder with respect to any shares of GPI Common Stock issuable pursuant to the stock option or stock appreciation rights until actual issuance of a stock certificate for the GPI Common Stock.

Restricted Stock

         Awards of restricted stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

         (a) Awards of restricted stock may be in addition to or in lieu of option grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option price pursuant to any option granted under this Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

         (b) Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

Bonuses and Past Salaries and Fees Payable in Unrestricted Stock

         (a) In lieu of cash bonuses otherwise payable under the Company's or applicable division's or subsidiary's compensation practices to officers, directors and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 6(b).

         (b) In lieu of salaries and fees otherwise payable by the Company to directors, officers and consultants eligible to participate in this Plan that were incurred for services rendered during the years of 2001, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

Relinquishment of Options

         Any option granted under this Plan, and the option agreement evidencing such option, may provide that the Participant, or his or her heirs or other legal representatives to the extent entitled to exercise the option under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the option (to the extent then exercisable) for a number of shares of Common Stock rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing (i) the Appreciated Value by (ii) the purchase price for each of such shares specified in such option, (iii) "Appreciated Value" means the excess, if any, of (x) the total current market value of the shares of Common Stock covered by the option or the portion thereof to be relinquished over (y) the total purchase price for such shares specified in such option.

Tax Information

         (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

         (b) Any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a nonqualified option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option, provided that this limitation shall not apply in the event of death or disability, and
(ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date.

View of the New Board of Directors

         The New Board of Directors views adoption of the Plan as essential to attract and retain qualified persons as consultants, officers and directors of GPI and to motivate such consultants, officers and directors to exert their best efforts on behalf of GPI. Each of the directors of GPI will be eligible to receive awards under the Plan and may participate in the granting of such awards.


                     THE 2001 EMPLOYEE STOCK INCENTIVE PLAN

         The Board of Directors of GPI has approved and the Majority Holders, who following the Merger and Reincorporation will own a majority of the outstanding voting stock of GPI, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the 2001 Employee Stock Incentive Plan (the "2001 Employee Stock Incentive Plan"). The 2001 Employee Stock Incentive Plan is designed to promote the success and enhance the value of GPI by linking the interests of certain of the employees of GPI and its subsidiaries and affiliates ("Participants") to those of GPI's shareholders and by providing Participants with an incentive for outstanding performance. The 2001 Employee Stock Incentive Plan is further intended to provide flexibility to GPI in its ability to motivate, attract and retain Participants upon whose judgment, interest and special efforts GPI's successful operation largely is dependent. As determined by the Compensation Committee, or any other designated committee of the Company's Board (the "Committee"), or by the Board or its Executive Committee with respect to annual cash incentive awards, employees of GPI or its subsidiaries or affiliates, including employees who are members of the Company's Board, are eligible to participate in the 2001 Employee Stock Incentive Plan. Non-employee directors are not eligible to participate in the 2001 Employee Stock Incentive Plan. The 2001 Employee Stock Incentive Plan is intended to remain in effect for 10 years, to 2011. The description below is intended as a summary of material terms only. The following description of the Plan is qualified by the Plan itself, attached hereto as Exhibit "D."

General

         The 2001 Employee Stock Incentive Plan will be administered by the Committee or the Board and provides for the grant of stock options (both non-qualified and incentive stock options) ("Options" or "Awards").

         The 2001 Employee Stock Incentive Plan provides that the total number of shares of Class A Common Stock available for grant under the 2001 Employee Stock Incentive Plan may not exceed 10,000,000 shares.

         The 2001 Employee Stock Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and is not qualified under Section 401(a) of the Code.

         The term of Options granted under the 2001 Employee Stock Incentive Plan may not exceed 10 years. Unless otherwise determined by the Committee or the Board, Options (other than "incentive stock options" under Section 401(a) of the Code) will generally vest ratably on each of the first five anniversaries after the grant date. The Company intends to grant options which will vest over three to five years after the grant date. Unless otherwise determined by the Committee or the Board, Options will have a fair market value exercise price.

         A Participant exercising an Option may pay the exercise price in full in cash, or, if approved by the Committee or the Board, with previously acquired shares of Class A Common Stock or in a combination thereof. The Committee or the Board, in its discretion, may allow cashless exercises of Options.

         Options are nontransferable other than by will or laws of descent and distribution or, in the Board's or Committee's discretion pursuant to a written beneficiary designation (and, in the case of a nonqualified Option, pursuant to a domestic relations order or in the Board's discretion, pursuant to a gift to members of the holder's immediate family, whether directly or indirectly, or by means of a trust or partnership or limited liability company), or any transferee described above, and, during the Participant's lifetime, may be exercised only by the Participant, any such transferee or a guardian, legal representative or beneficiary.

         During the 60-day period following a Change of Control, unless the Committee determines otherwise any Participant will have the right to surrender all or part of any Option held by such Participant in lieu of payment of the exercise price, and to receive cash (or stock, if necessary to preserve pooling of interests accounting for the Change of Control) in an amount equal to the excess of (i) the higher of the price received for Class A Common Stock in connection with the Change of Control and the highest reported sales price of a share of Class A Common Stock on a national exchange or on Nasdaq during the 60-day period prior to and including the date of a Change of Control (the "Change of Control Price"), over (ii) the exercise price (the excess of (i) over
(ii) being referred to as the "Spread") multiplied by the number of shares of Class A Common Stock granted in connection with the exercise of such Option; provided that, if the Option is an incentive stock option, the Change of Control Price will equal the fair market value of a share of the Class A Common Stock on the date, if any, that such Option is exercised.

Other Awards

         A stock appreciation right ("SAR") permits the Participant to receive in cash an amount equal to the excess of the fair market value of a share of Class A Common Stock on the date of exercise over the SAR exercise price, times the number of shares with respect to which the SAR is exercised. Restricted Stock may be granted subject to performance or service-based goals upon which restrictions will lapse. Performance units will be subject to performance goals and restrictions, and will be payable in cash or shares of Class A Common Stock (or a combination) as determined by the Committee or the Board. The Committee or the Board may grant dividend and interest equivalents with respect to awards.

Change of Control

         In the event of a Change of Control, any Option that is not then exercisable and vested will become fully exercisable and vested, Restricted Stock will vest and performance units will be deemed earned. The 2001 Employee Stock Incentive Plan defines a change of control ("Change of Control") as generally (i) the acquisition of 50% or more of the Common Stock or voting securities of GPI by a person or group, (ii) a change in a majority of the Company's Board, unless approved by the incumbent directors, (iii) the approval by GPI's shareholders of certain mergers involving GPI or (iv) approval by GPI's shareholders of a liquidation, dissolution or sale of substantially all of the assets of GPI.

Federal Income Tax Considerations of Options

         The following brief summary of the United States federal income tax rules currently applicable to nonqualified stock options and incentive stock options is not intended to be specific tax advice to Participants under the 2001 Employee Stock Incentive Plan.

         Two types of stock options may be granted under the 2001 Employee Stock Incentive Plan: nonqualified stock options ("NQOs") and incentive stock options ("ISOs"). The grant of an Option generally has no immediate tax consequences to the Participant or the Company. Generally, Participants will recognize ordinary income upon the exercise of NQOs. In the case of NQOs, the amount of income recognized is measured by the difference between the exercise price and the fair market value of Common Stock on the date of exercise. The exercise of an ISO for cash generally has no immediate tax consequences to a Participant or to the Company. Participants may, in certain circumstances, recognize ordinary income upon the disposition of shares acquired by exercise of an ISO, depending upon how long such shares were held prior to disposition. Special rules apply to shares acquired by exercise of ISOs for previously held shares. In addition, special tax rules may result in the imposition of a 20% excise tax on any "excess parachute payments" that result from the acceleration of the vesting or exercisability of Awards upon a Change of Control.

         The Company is generally required to withhold applicable income and payroll taxes ("employment taxes") from ordinary income which a Participant recognizes on the exercise or receipt of an Award. The Company thus may either require Participants to pay to the Company an amount equal to the employment taxes the Company is required to withhold or retain or sell without notice a sufficient number of the shares to cover the amount required to be withheld.

         The Company generally will be entitled to a deduction for the amount includible in a Participant's gross income for federal income tax purposes upon the exercise of an NQO or upon a disqualifying disposition of shares acquired upon exercise of an ISO.

Annual Incentive Awards

         An annual cash bonus payment may be made to the Named Executive Officers, Managing Directors, and certain other employees as specified in the 2001 Employee Stock Incentive Plan. The annual cash bonus component of the plan (referred to above as the "New Plan") is intended to reward the senior executives responsible for the overall performance of the Company, (for their contribution to the profitability of the corporate group), to reward certain Managing Directors responsible for business groups (for the profitability of those groups), and to align the interests of those executives with the interests of the Company's shareholders. Each fiscal year after 1997, a pool equal to up to thirty percent of GPI's adjusted pre-tax net income (before annual cash bonus payments under the 2001 Employee Stock Incentive Plan) will be established for participants in the annual cash bonus component of the plan, provided that the pool will be reduced to the extent that aggregate compensation and benefits expense for the year (including annual cash bonus payments under the plan) would otherwise exceed fifty-five percent of revenues. The Board of Directors or its Executive Committee will determine the allocation of such pool. Substantially all of the pool is initially anticipated to be allocated to the Named Executive Officers. Upon a Change of Control, a bonus award shall be paid based upon net income and gross revenues through the date of the Change of Control, unless the Board of Directors determines to continue the bonus component for the full year. The Committee may make advance payments to participants during a fiscal year.

Amendments

         The Company's Board may at any time terminate, amend, or modify the 2001 Employee Stock Incentive Plan; provided that no termination, amendment, or modification will be made which will impair the rights of Award holders and, to the extent required by law or stock exchange rule, no such amendment will be made without the approval of GPI's shareholders.


                        Rights of Dissenting Shareholders

         Any Company stockholder is entitled to be paid the fair value of its shares in accordance with Section 92A.300 to 92A.500 of the Nevada Revised Statutes ("NRS") if the stockholder dissents to the Reincorporation. A brief summary of the provisions of NRS Sections 92A.300 to 92A.500 is set forth below and the complete text of said Sections is set forth in Exhibit F.

         Because the Reincorporation will be approved by the required vote of the Company's stockholders effective twenty days from the mailing of this Information Statement, each holder of shares of the Company Common Stock who asserts dissenters' rights and who follows the procedures set forth in Chapter 92A of NRS, will be entitled to have his or her shares of the Company Common Stock purchased by the Company for cash at their fair market value. The fair market value of shares of the Company Common Stock will be determined as of the day before the first announcement of the terms of the Reincorporation, excluding any appreciation or depreciation in consequence of the Reincorporation.

         A holder who wishes to exercise dissenters' rights should deliver his or her written demand to the Company's transfer agent, Atlas Stock Transfer Corporation, 5899 South State Street, Salt Lake City, Utah 84107-8103, with a copy to Robert L. Sonfield, Jr., Esq., Sonfield and Sonfield, 770 South Post Oak Lane, Houston, Texas 77056, ON OR BEFORE 10:00 A.M. EASTERN DAYLIGHT TIME ON AUGUST 13, 2001. Any stockholder who does not follow the foregoing is not entitled to payment for his shares under NRS.

         In accordance with the regulations promulgated under the Exchange Act, the authorization of the Reincorporation will not become effective until twenty days after the Company has mailed this Information Statement to the stockholders of the Company. Therefore, within ten days of the effective date of such approval, the Company must mail a written dissenter's notice of such approval (the "Dissenter's Notice") to all stockholders who asserted their dissenters' rights against the Reincorporation, and must (a) state where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited; (b) inform holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received; (c) supply a form for demanding payment; (d) set a date, not less than 30 nor more than 60 days after date notice is mailed, by which the Company must receive the demand for payment; and (e) send a full copy of NRS Sections 92A.300 through 92A.500.

         A stockholder of the Company wishing to exercise dissenters' rights must (a) demand payment; (b) certify whether he acquired beneficial ownership of the shares before July 25, 2001; and (c) deposit his certificates, if any, in accordance with the terms of the Dissenter's Notice.

         Within 30 days after receipt of a demand for payment, the Company shall pay each dissenter who complied with the requirements set forth in the Dissenter's Notice the amount it estimates to be the fair value of the stockholder's shares, plus accrued interest (computed from the effective date of the action until the date of payment). Payment must be accompanied by the Company's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any, along with statement of the Company's estimate of the fair value of the shares, an explanation how the interest was calculated, a statement of the dissenter's rights to demand payment under NRS Section 92A.480 and a copy of NRS Sections 92A.300 through 92A.500.

         Pursuant to NRS Section 92A.470, the Company may withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set in the dissenter's notice. If the Company withholds payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The offer shall contain a statement of its estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights pursuant to NRS Section 92A.480.

         A dissenter may notify the Company in writing of his estimate of the fair value of the shares and the amount of interest due and demand payment of his estimate, less any payment made pursuant to NRS Section 92A.460, or reject the offer made pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due. A dissenter waives his right to demand payment unless he makes his demand in writing within 30 days after the Company has made or offered payment for his shares.

         If any demand for payment remains unsettled, the Company shall commence a proceeding within 60 days of the dissenter's demand with the district court in the County of Carson City, State of Nevada (location of registered office), petitioning the court to determine the fair value of the shares and accrued interest. All dissenters whose demands remain unsettled, whether or not residents of Nevada, shall be made parties to the court action and shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. If the Company does not so petition the court within this 60-day period, it shall pay all unsettled demands. Each dissenter who is party to the proceeding is entitled to a judgment
(a) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the Company; or (b) for the fair value, plus accrued interest, of his after- acquired shares for which the Company elected to withhold payment pursuant to NRS Section 92A.470. The court shall assess costs pursuant to NRS Section 92A.500.

         The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of the Company Common Stock. NRS establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections, the full text of which is set out in Exhibit F to this Information Statement and consult his legal advisor.

         THE COMPANY HAS RESERVED THE RIGHT TO ABANDON THE REINCORPORATION IF IT DECIDES THAT THE NUMBER OF STOCKHOLDERS EXERCISING DISSENTERS' RIGHTS EXCEEDS AN AMOUNT IT DEEMS ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

         The discussion contained herein is qualified in its entirety by and should be read in conjunction with the form of the Agreement and Plan of Merger and the Certificate of Incorporation.

         COMMUNICATIONS WITH RESPECT TO DISSENTERS' RIGHTS SHOULD BE ADDRESSED TO THE COMPANY's Transfer Agent, Atlas Stock Transfer Corporation, 5899 South State Street, Salt Lake City, Utah 84107-8103.

         Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company Stock pursuant to the NRS. If a shareholder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Reincorporation by the Company or otherwise, he will not have the right to receive a cash payment for his Company Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

         THE PROVISIONS OF NRS SECTIONS 92A.300 TO 92A.500 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE RIGHTs TO DISSENT CONSULT LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.


                    MARKET FOR THE YOURNET, INC. COMMON STOCK

         The Company Common Stock has been thinly traded on a limited and sporadic basis in the over-the-counter market since 1980. The last known bid price was 0.52 and the last known ask price was 0.78 as of June 12, 2001. The following table sets forth the high and low bid price of the Company Common Stock for the period indicated.

                                    FISCAL 2000                                    FISCAL 2001 to date
                                    -----------                                    -------------------
                             Bid                      Asked                    Bid                      Asked
                        Low         High        Low         High         Low         High         Low         High
First quarter          1.25          3         1.3125        3.5         .25         .375         .375        .625
Second quarter          .75        2.875       1.0625         3          .25           1          .375        1.1
Third quarter           .63        1.1875        1           1.5
Fourth quarter          .38         .625       0.625          1


                                  MISCELLANEOUS

         The Company requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Company Common Stock and the Company will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from the Company's transfer agent, Atlas Stock Transfer Corporation, 5899 South State Street, Salt Lake City, Utah 84107-8103.


                                 EXHIBITS INDEX


         A.       PLAN AND AGREEMENT OF MERGER


         B.       DELAWARE CERTIFICATE OF INCORPORATION


         C.       2001 DIRECTORS AND OFFICERS STOCK OPTION AND STOCK AWARD PLAN


         D.       2001 EMPLOYEES STOCK INCENTIVE PLAN


         E.       ANNUAL REPORT ON FORM 10-KSB FILED MAY 14, 2001


         F.       NEVADA STATUTES




                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                                  YOURNET, INC.
                             (A NEVADA CORPORATION)

                                  WITH AND INTO

                                       GPI
                            (A DELAWARE CORPORATION)

         This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of June 25, 2001 between YOURNET, INC., a Nevada corporation ("Yournet"), and, Global Path Incorporated, a Delaware corporation ("GPI").

                                 R E C I T A L S

         WHEREAS, Yournet is a corporation duly organized and existing under the laws of the State of Nevada;

         WHEREAS, GPI is a corporation duly organized and existing under the laws of the State of Delaware; and

         WHEREAS, the Board of Directors of each of Yournet and GPI deem it desirable to merge Yournet with and into GPI so that GPI is the surviving corporation on the terms provided herein (the "Merger").

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                     MERGER

         1.1 The Merger. Upon the Effective Date (as defined in Section 1.5) and subject to and upon the terms of conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the General Corporation Law of the State of Nevada (the "NGCL"), Yournet will merge with and into GPI, the separate corporate existence of Yournet shall cease, and GPI shall be the surviving corporation. GPI is hereinafter sometimes referred to as the "Surviving Corporation."

         1.2 Constituent Corporations. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

                  (a) Yournet, Inc., a corporation organized under and governed by the laws of the State of Nevada with an address at 8 Sultan Street, Suite 702, Toronto, Ontario CANADA M5S 2C1; and

                  (b) GPI, a corporation organized under and governed by the laws of the State of Delaware with an address at 8 Sultan Street, Suite 702, Toronto, Ontario CANADA M5S 2C1.

         1.3 Surviving Corporation. GPI, a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

         1.4 Address of Principal Office of Surviving Corporation. The address of the principal office of GPI as the Surviving Corporation shall be 8 Sultan Street, Suite 702, Toronto, Ontario CANADA M5S 2C1.

         1.5 Closing: Effective Date. The Merger shall be effective (the "Effective Date"), on the date upon which the last of the following shall have been completed:

                  (a) This Agreement and the Merger shall have been adopted and recommended to the stockholders of Yournet by the board of directors of Yournet and approved by a majority voting power of Yournet, in accordance with the requirements of the DGCL and the NGCL;

                  (b) This Agreement and the Merger shall have been adopted and approved by the board of directors of GPI in accordance with the requirements of the DGCL;

                  (c) No vote of the stockholders of GPI shall be necessary to approve this Agreement and authorize the Merger because no shares of GPI shall have been issued prior to the adoption by the board of directors of GPI of the resolution approving this Agreement;

                  (d) The effective date of the Merger as stated in the executed Articles of Merger filed with the Secretary of State of the State of Nevada; and

                  (e) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

         1.6 Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Certificate of Merger, and the applicable provisions of the DGCL and the NGCL. Without limiting the foregoing, on the Effective Date, all the property, rights, privileges, powers and franchises of Yournet shall vest in GPI, as the Surviving Corporation, and all debts, liabilities and duties of Yournet shall become the debts, liabilities and duties of GPI, as the Surviving Corporation.

         1.7      Certificate of Incorporation; Bylaws.
                  ------------------------------------

                  (a) From and after the Effective Date, the Certificate of Incorporation of GPI as in effect immediately prior to the Effective Date, shall be the Certificate of Incorporation of the Surviving Corporation.

                  (b) From and after the Effective Date, the Bylaws of GPI as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation.

         1.8 Directors and Officers of the Surviving Corporation. From and after the Effective Date, the directors or officers of GPI serving as directors or officers of GPI immediately prior to the Effective Date, shall be the directors and officers of the Surviving Corporation.

                                   ARTICLE II

                              CONVERSION OF SHARES

         2.1 Conversion of Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of Yournet, each share of common stock of Yournet, par value $0.001 per share ("Company Common Stock"), issued and outstanding or held in treasury immediately prior to the Effective Date shall be converted into one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation ("Delaware Common Stock"), and the sole share of Special Series A Preferred Stock of Yournet, par value $0.001 per share ("Company Preferred Stock"), issued and outstanding immediately prior to the Effective Date shall be converted into one
(1) fully paid and nonassessable share of Special Series A Preferred Stock, par value $0.001 per share, of the Surviving Corporation ("Delaware Preferred Stock"). Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of Yournet, each certificate which, immediately prior to the Effective Date represented a share or shares of Company Common Stock or the share of Company Preferred Stock shall represent an equivalent number of shares of Delaware Common Stock or Delaware Preferred Stock, as applicable.

         2.2 Delaware Common Stock. Upon the Effective Date, each share of Delaware Common Stock or Delaware Preferred Stock issued and outstanding immediately prior to the Merger, if any, shall, by virtue of the Merger and without any action by the holder thereof or GPI, cease to be outstanding, and shall be canceled and returned to the status of authorized but unissued shares and any holder of certificates which immediately prior to the Effective Date represented such shares of Delaware Common Stock or Delaware Preferred Stock shall thereafter cease to have any rights with respect to such shares.

         2.3      Yournet Employee Plans and Options.
                  ----------------------------------

                  (a) Upon the Effective Date, each outstanding and unexercised option or other right to purchase or security convertible into Company Common Stock shall become an option or right to purchase or a security convertible into Delaware Common Stock on the basis of one share of Delaware Common Stock for each share of Company Common Stock issuable pursuant to such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Yournet option, stock purchase right or convertible security on the Effective Date. There are no options or stock purchase rights for or securities convertible into the preferred stock of Yournet, par value $0.001 per share.

                  (b) A number of Delaware Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Company Common Stock so reserved immediately prior to the Effective Date.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  3.1 Representations and Warranties of Yournet. Yournet hereby covenants and agrees that it:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) Is not in violation of any provisions of its articles of incorporation or bylaws; and

                  (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming the approval of this Agreement by the stockholders of Yournet in accordance with the NGCL, consummate the Merger and the other transactions contemplated by this Agreement.

         3.2 Representations and Warranties of GPI. GPI hereby covenants and agrees that it:


                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) Is not in violation of any provisions of its certificate of incorporation or bylaws; and

                  (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming, prior to the issuance of shares of stock of GPI, the approval of the board of directors of GPI in accordance with the DGCL, consummate the Merger and the other transactions contemplated by this Agreement.

                                   ARTICLE IV

                                   TERMINATION

         4.1 Termination. At any time prior to the Effective Date, this Agreement may be terminated and the Merger abandoned for any reason whatsoever by the Board of Directors of either Yournet or GPI, or both of them, notwithstanding the approval of this Agreement and the Merger by a majority of the voting power of Yournet.

                                    ARTICLE V

                               FURTHER ASSURANCES

         5.1 Further Assurances as to Yournet. From time to time, as and when required by GPI or by its successors or assigns, there shall be executed and delivered on behalf of Yournet such deeds and other instruments, and there shall be taken or caused to be taken by GPI such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by GPI the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Yournet and otherwise to carry out the purposes of this Agreement, the officers and directors of GPI are fully authorized in the name and on behalf of Yournet or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 Amendment. Subject to applicable law, at any time prior to the Effective Date, this Agreement may be amended, modified or supplemented only by the written agreement of Yournet and GPI.

         6.2 Assignment; Third Party Beneficiaries. Neither this Agreement, nor any right, interest or obligation hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.

         6.3 Registered Office. The registered office of the Surviving Corporation in the State of Delaware shall be 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801 and CT Corporation System shall be the registered agent of the Surviving Corporation at such address.

         6.4 Executed Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at GPI at 8 Sultan Street, Suite 702, Toronto, Ontario CANADA M5S 2C1, and copies of this Agreement will be furnished to any stockholder of any of the parties hereto, upon request and without cost.

         6.5 Governing Law. This Agreement shall in all respects be interpreted by, and construed, interpreted and enforced in accordance with and pursuant to the laws of the State of Delaware and, so far as applicable, by the provisions of the NGCL.

         6.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.7 Entire Agreement; Modification. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are not other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supercedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first stated above.

YOURNET, INC.
(a Nevada corporation)


By:/s/Robert J. Kubbernus
   ----------------------
      Robert J. Kubbernus, President


GLOBAL PATH INCORPORATED
(a Delaware corporation)


By:/s/Robert J. Kubbernus
   ----------------------
      Robert J. Kubbernus, President



                                    EXHIBIT B

--------------------------------------------------------------------------------

                          CERTIFICATE OF INCORPORATION
                                       OF
                            GLOBAL PATH INCORPORATED

--------------------------------------------------------------------------------


                                    ARTICLE I
                                      Name

     The name of the Corporation is Global Path Incorporated.


                                   ARTICLE II
                                    Duration

     The Corporation is to have perpetual existence.


                                   ARTICLE III
                           Registered Office and Agent

     The address of its registered office in the State of Delaware is the Corporation Trust Center at 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware. The name of its registered agent at such address is The Corporation Trust Company.


                                   ARTICLE IV
                                    Purposes

    The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Delaware. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Delaware.


                                    ARTICLE V
                                  Capital Stock

         A. Number and Designation. The Corporation shall have authority to issue 160 million shares of capital stock, of which 100 million shall be shares of Class A common stock, par value $0.001 per share ("Class A Common Stock"), 50 million shall be shares of Class B common stock, par value $0.001 per share ("Class B Common Stock" and, together with the Class A Common Stock, "Common Stock"), and 10 million shall be shares of preferred stock, par value $0.001 per share ("Preferred Stock"). The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and may be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

    A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

    B. Common Stock. The holders of Class A Common Stock and the holders of Class B Common Stock shall have the respective rights and preferences set forth in this Article V.

                  (1) Rights and Privileges. Except as provided in this Certificate, the holders of the Common Stock shall exclusively possess all voting power. Except as otherwise provided in this Article V or as otherwise required by applicable law, all shares of Class A Common Stock and Class B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges and shall rank equally, share ratably, and be identical in all respects as to all matters.

                  (2) Voting Rights. Except as otherwise required by law: (i) the holders of Class A Common Stock will be entitled to one vote per share on all matters to be voted on by the Corporation's shareholders;
         (ii) the holders of Class B Common Stock will be entitled to fifty votes per share on all matters to be voted on by the Corporation's shareholders; and (iii) the holders of Class A Common Stock and Class B Common Stock shall vote together as a single voting group.

                  (3) Payment of Dividends. Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

                  (4) Distributions in Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the Common Stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the Class A Common Stock and Class B Common Stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to participate ratably on a per share basis in all distributions of the remaining assets of the Corporation available for distribution, in cash or in kind, as though all shares of Common Stock were of a single class.

              (5) Limitation on Stock Splits, Combinations or Reclassifications.
                  -------------------------------------------------------------

                           (a) The Corporation shall not: (i) subdivide its
                  outstanding Class A Common Stock by stock dividend or otherwise; or (ii) combine its outstanding Class A Common Stock into a smaller number of shares; or (iii) reclassify its outstanding Class A Common Stock (including any reclassification in connection with a merger, consolidation or other business combination in which the Corporation is the surviving corporation); unless at the same time the Corporation subdivides, combines or reclassifies, as applicable, the shares of outstanding Class B Common Stock on the same basis as the Corporation so subdivides, combines or reclassifies the outstanding Class A Common Stock.

                           (b) The Corporation shall not: (i) subdivide its
                  outstanding Class B Common Stock by stock dividend or otherwise; or (ii) combine its outstanding Class B Common Stock into a smaller number shares; or (iii) reclassify its outstanding Class B Common Stock (including any reclassification in connection with a merger, consolidation or other business combination in which the Corporation is the surviving corporation); unless at the same time the Corporation subdivides, combines or reclassifies, as applicable, the shares of outstanding Class A Common Stock on the same basis as the Corporation so subdivides, combines or reclassifies the outstanding Class B Common Stock.

                  (5) Conversion of Shares of Class B Common Stock Into Shares of Class A Common Stock.

                           (a)  For the purposes of this Article V, the
                           following definitions shall apply:

                                    (i)  "Employee"  means  a  person  employed
                           by the Corporation or by a legal entity that is controlled, directly or indirectly, by the Corporation;

                                    (ii) "Transfer" means any sale, transfer,
                           gift, assignment, devise or other disposition, whether directly or indirectly, voluntarily or involuntarily or by operation of law or otherwise; and

                                    (iii) "Uncertificated Shares" means shares
                           without certificates within the meaning of the General Corporation Law of Delaware, as it may be amended from time to time, or any subsequent statute replacing this statute.

                           (b) At the option of the Corporation: (1) outstanding
                  shares of Class B Common Stock which are the subject of a Transfer shall be convertible into a number of shares of Class A Common Stock equal to the number of shares of outstanding Class B Common Stock subject to the Transfer; and (2) in the event that an Employee ceases to be an Employee for any reason whatsoever, the outstanding shares of Class B Common Stock held by such Employee shall be convertible into a number of shares of Class A Common Stock equal to the number of shares of outstanding Class B Common Stock held by such Employee. For purposes of this Article V, the conversion of shares of Class B Common Stock as a result of a Transfer and the conversion of shares of Class B Common Stock as a result of cessation of an Employee's status as an Employee shall both be referred to as a "Conversion Event."

                                    (i) Each Conversion Event shall be effective
                           immediately upon transmission or delivery of a written notice of conversion by the Corporation to the record holder of such shares (the "Effective Time") at such holder's address as it appears in the records of the Corporation.

                                    (ii) Each conversion of shares of Class B
                           Common Stock into shares of Class A Common Stock pursuant to this Article V shall be deemed to be effective upon the Effective Time and at the Effective Time the rights of the holder of the converted Class B Common Stock as such holder shall cease and the holder of the converted Class B Common Stock shall be deemed to have become the holder of record of the shares of Class A Common Stock into which such shares of Class B Common Stock have been converted as a result of the applicable Conversion Event.

                                    (iii) The Board of Directors of the
                           Corporation shall have the power to determine whether a Conversion Event has taken place with respect to any situation based upon the facts known to it. Each shareholder shall provide such information that the Corporation may reasonably request in order to ascertain facts or circumstances relating to a Transfer or proposed Transfer or a Conversion Event or proposed Conversion Event.

                           (c) Notwithstanding any other provision of this
                  Article V, shares of Class B Common Stock sold in a public offering of the Corporation's securities registered with the United States Securities and Exchange Commission (the "Public Offering"), regardless of the identity of the purchaser, transferee or other recipient of the disposition in the Public Offering, shall be automatically converted into a number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock sold in the Public Offering. Such conversion of shares of Class B Common Stock into shares of Class A Common Stock shall be deemed to be effective at such time as the holder of the Class B Common Stock who is selling such shares in a Public Offering transfers such shares for disposition in the Public Offering, at which time the rights of the holder of the converted Class B Common Stock as such holder shall cease and the holder of the converted Class B Common Stock shall be deemed to have become the holder of record of the shares of Class A Common Stock into which such shares of Class B Common Stock have been converted as a result of the Public Offering.

                           (d) The holder of shares of Class B Common Stock
                  converted pursuant to this Article V shall promptly surrender the certificate or certificates representing the shares so converted at the principal office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of Class B Common Stock) at any time during its usual business hours, and if such shares of Class B Common Stock are Uncertificated Shares, shall promptly notify the Corporation in writing of such transfer at the principal office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Class B Common Stock).

                           (e) In no event shall the Corporation be liable to
                  any such holder or any third party arising from any such conversion.

                           (f) The shares of Class A Common Stock resulting from
                  a conversion of duly authorized, validly issued, fully paid and nonassessable shares of Class B Common Stock into shares of Class A Common Stock pursuant to this Article V shall be duly authorized, validly issued, fully paid and nonassessable. Any share of Class B Common Stock which is converted into a share of Class A Common Stock pursuant to this Article V shall become an authorized but unissued share of Class B Common Stock.

                           (g) The Corporation will at all times reserve and
                  keep available out of its authorized but unissued shares of Class A Common Stock solely for the purpose of issue upon conversion of Class B Common Stock, such number of shares of Class A Common Stock as shall then be issuable upon the conversion of all outstanding shares of Class B Common Stock.

                           (h) The issuance of certificates evidencing shares of
                  Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge to the holders of such shares for any issue tax in respect thereof or other cost incurred by the Corporation in connection with such conversion; provided, however, the Corporation shall not be required to pay any tax that may be payable in respect of any Transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Class B Common Stock converted.

         C. Serial Preferred Stock. Except as provided in this Certificate, the board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:

                  (1) the distinctive serial designation and the number of shares constituting such series;

                  (2) the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

                  (3) the voting powers, full or limited, if any, of the shares of such series;

                  (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;

                  (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                  (6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

                  (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                  (8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

                  (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

         Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.


                                   ARTICLE VI
                                Preemptive Rights

         No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock which may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.


                                   ARTICLE VII
                              Repurchase of Shares

         The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.


                                  ARTICLE VIII
                   Meetings of Stockholders; Cumulative Voting

         A. Action by Written Consent. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the Corporation.

         B. Special Meetings. Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

         C. Cumulative Voting. There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation.

         D. Place of Meetings. Meetings of stockholders may be held at such place as the bylaws may provide.


                                   ARTICLE IX
                      Notice for Nominations and Proposals

         A. Nominations and Proposals. Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

         B. Form of Notice. Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in this Certificate to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

         C. Determination of Adequacy of Notice. The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.


                                    ARTICLE X
                                    Directors

         A. Number and Vacancies. The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this Article X.

         B. Classified Board. The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock), shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the organizational meeting of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

         Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

         Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected and not be in addition to the number of directors fixed as provided in this Article X. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.


                                   ARTICLE XI
                              Removal of Directors

         Notwithstanding any other provision of this Certificate or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article XI shall not apply with respect to the director or directors elected by such holders of preferred stock.


                                   ARTICLE XII
                          Acquisition of Capital Stock

         A.  Definitions.  For the purpose of this Article:
             -----------

                  (1) The term "Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

                  (2) The term "acting in concert" shall mean (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (ii) a combination or pooling of voting or other interest in the Corporation's outstanding shares of capitol stock for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

                  (3) The term "acquire," "acquisition" or "acquiring" with respect to the acquisition of any security of the Corporation shall refer to the acquisition of such security by any means whatsoever, including without limitation, an acquisition of such security by gift, by operation of law, by will or by intestacy, whether voluntarily or involuntarily.

                  (4) The term "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

                  (5) The term "Common Stock" means all Common Stock of the Corporation and any other securities issued by the Corporation (other than the Warrants) which are treated as stock for purposes of Section 382 of the Code.

                  (6) The term "Fair Market Value" of the Common Stock shall mean the average of the daily closing prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date of such computation The closing price is the last reported sale price on the principal securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on any national securities exchange, the NASDAQ National Marked System, or, if the Common Stock is not designated for trading on the NASDAQ National Market System, the average of the closing bid and asked prices as reported on NASDAQ or, if not so reported, as furnished by the National Quotation Bureau Incorporated. In the absence of such a quotation, the Corporation shall determine the current market rice on a reasonable and appropriate basis of the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation.

                  (7) The term "own," "owing," "ownership" or "owning" refer to the ownership of securities within the meaning of Section 382 of the Code after taking into account the attribution rules of Section 382(l)(3) of the Code and the regulations promulgated hereunder (except insofar as such attribution would be inconsistent with provisions of this Article XII relating to Warrants).

                  (8) The term "Person" shall mean any individual, firm, corporation, partnership, joint venture or other entity and shall include any group composed of such person and any other person with whom such person or any Affiliate or Associate (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the
         Act) of such person has any agreement, arrangement or understanding, directly or indirectly, for the purposes of acquiring, holding, voting or disposing of Common Stock or Warrants, and any other person who is a member of such group.

                  (9) The term "Transfer Agent" shall mean the transfer agent with respect to the Common Stock nominated and appointed by the Board of Directors from time to time.

                  (10) The term "Warrant" shall mean any securities issued or assumed by the Corporation, or any securities issuable by the Corporation in respect to issued securities which are convertible into, or which include the right to acquire, shares of Common Stock, whether or not the right to make such conversion or acquisition is subject to any contingencies, including, without limitation, warrants, options, calls, contracts to acquire securities, convertible debt instruments or any other interests treated as an option pursuant to Section 382(l)(3) of the Code.

                  (11) The term "Warrant Agent" shall mean any warrant agent for any Warrants nominated and appointed by the Board of Directors from time to time.

         B.  Acquisition of Control Shares.
             -----------------------------

                  (1) If, at any time during the ten years from the effective date of this Certificate, any Person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Act) of more than 20% of any class of Common Stock, then the record holders of Common stock beneficially owned by such acquiring Person shall have only the voting rights set forth in this paragraph B on any matter requiring their vote or consent. With respect to each vote in excess of 20% of the voting power of the outstanding shares of Common Stock which such record holders would otherwise be entitled to cast without giving effect to this paragraph B, the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote. A Person who is a record owner of shares of Common Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph B by virtue of such shares being so beneficially owned by any of such acquiring Persons. The effect of the reduction in voting power required by this paragraph B shall be given effect in determination the presence of a quorum for purposes of convening a meeting of the stockholders of the Corporation.

                  (2) The limitation on voting rights prescribed by this paragraph B shall terminate and be of no force and effect as of the earliest to occur of:

                                    (i) the date that any  person  becomes  the
         beneficial owner of shares of stock representing at least 75% of the total number of votes entitled to be cast in respect of all outstanding shares of stock, before giving effect to the reduction in votes prescribed by this paragraph B; or

                                    (ii) the date (the "Reference Date") one day
                  prior to the date on which, as a result of such limitation of voting rights, the Common Stock will be delisted from (including by ceasing to be temporarily or provisionally authorized for listing with) the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"), or be no longer authorized for inclusion (including by ceasing to be provisionally or temporarily authorized for inclusion) on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System ("NASDAQ/NMS"); provided, however, that (a) such termination shall not occur until the earlier of (x) the 90th day after the Reference Date or (y) the first day on or after a Reference Date that there is not pending a proceeding under the rules of the NYSE, the AMEX or the NASDAQ/NMS or any other administrative or judicial proceeding challenging such delisting or removal of authorization of the Common Stock, an application for listing of the Common stock with the NYSE or the AMEX or for authorization for the Common Stock to be including on the NASDAQ/NMS, or an appeal with respect to any such application, and (b) such termination shall not occur by virtue of such delisting or lack of authorization if on or prior to the earlier of the 90th day after the Reference Date or the day on which no proceeding, application or appeal of the type described in (y) above is pending, the Common Stock is approved for listing or continued listing on the NYSE or the AMEX or authorized for inclusion or continued inclusion on the NASDAQ/NMS (including any such approval or authorization which is temporary or provisional). Nothing contained herein shall be construed so as to prevent the Common Stock from continuing to be listed with the NYSE or AMEX or continuing to be authorized for inclusion on the NASDAQ/NMS in the event that the NYSE, AMEX or NASDAQ/NMS, as the case may be, adopts a rule or is governed by an order, decree, ruling or regulation of the Securities and Exchange Commission which provides in whole or in part that companies having Common Stock with differential voting rights listed on the NYSE or the Amex or authorized for inclusion on the NASDAQ/NMS may continue to be so listed or included.

         C. Exceptions. The restrictions contained in this Article XII shall not apply to (1) any underwriter or member of an underwriting or selling group involving a public sale or resale of securities of the Corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 4.9% of any class of equity security of the Corporation, (2) any revocable proxy granted pursuant to a proxy solicitation in compliance with section 14 of the Act by a stockholder of the Corporation or (3) any employee benefit plans of the Corporation. In addition, the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries, the directors of subsidiaries of the Corporation, the employee benefit plans of the Corporation and its subsidiaries, entities organized or established by the Corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership of voting stock of the Corporation solely by virtue of their being directors, officers or employees of the Corporation or a subsidiary thereof or by virtue of the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries and the directors of subsidiaries of the Corporation being fiduciaries or beneficiaries of an employee benefit plan of the Corporation or a subsidiary of the Corporation. Notwithstanding the foregoing, no director, officer or employee of the Corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XII should any such person or group become a beneficial owner of more than 20% of any class of equity security of the Corporation.

         D. Construction. A majority of the Continuing Directors, as defined in
Article XIII, shall have the power to construe and apply the provisions of paragraphs B, C and D of this Article XII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (1) the number of shares beneficially owned by any person, (2) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership,
(3) the application of any other definition or operative provision of this
Article XII to the given facts or (4) any other matter relating to the applicability or effect of paragraphs B, C and D of this Article XII. Any constructions, applications, or determinations made by the Continuing Directors pursuant to paragraphs B, C and D of this Article XII in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

         E. Partial Invalidity. If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.


                                  ARTICLE XIII
                    Approval of Certain Business Combinations

         The stockholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.

         A.  Required Affirmative Vote.
             -------------------------

                  (1) Except as otherwise expressly provided in this Article XIII, and in addition to any other vote required by law, the affirmative vote required by law, the affirmative vote of the holders of (i) at least 75% of the voting power of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately the affirmative vote of the holders of at least 75% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize any of the following:

                           (a) any merger or  consolidation  of the  Corporation
                  or a subsidiary of the Corporation with or into a Related person (as hereinafter defined);

                           (b) any sale, lease, exchange, transfer or other
                  disposition, including without limitation, a mortgage or pledge, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person;

                           (c) any merger or  consolidation  of a Related
                  Person with or into the Corporation or a subsidiary of the Corporation;

                           (d) any sale, lease, exchange, transfer or other
                  disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation;

                           (e) the issuance of any securities of the Corporation
                  or a subsidiary of the Corporation to a Related Person other than on a pro rata basis to all holders of capital stock of the Corporation of the same class or classes held by the Related person, pursuant to a stock split, stock dividend or distribution or warrants or rights, and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation or any of its subsidiaries which securities have been distributed pro rata to all holders of capital stock of the Corporation;

                           (f) the  acquisition by the  Corporation  or a
                  subsidiary of the Corporation of any securities of a Related Person;

                           (g) any reclassification of the Common Stock of the
                  Corporation, or any recapitalization involving the Common Stock of the Corporation or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any subsidiary that are directly or indirectly owned by any Related Person; and

                           (h) any agreement, contract or other arrangement
                  providing for any of the transactions described in this
                  Article XIII.

                           (2) Such affirmative vote shall be required notwithstanding any other provision of this Certificate, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote; provided, however, that in no instance shall the provisions of this Article XIII require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote thereon for the approval of a Business Combination.

                           (3) The term "Business Combination" as used in this
         Article XIII shall mean any transaction which is referred to in any one or more of subparagraphs A(1)(a) through (h) above.

         B. Exceptions. The provisions of paragraph A shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of this Certificate, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved in advance by a two-thirds vote of the Continuing Directors (as hereinafter defined; provided, however, that such approval shall only be effective if obtained at a meeting at which a continuing Director Quorum (as hereinafter defined) is present.

         C. Definitions. For the purposes of this Article XIII the following definitions apply:

                           (1) The term "Related Person" shall mean and include
         (i) any individual, corporation, partnership or other person or entity which together with its "affiliates" or "associates" (as those terms are defined in the Act) "beneficially owns" (as that there is defined in the Act) in the aggregate 10% or more of the outstanding shares of the Common Stock of the Corporation; and (ii) any "affiliate" or "associate" (as those terms are defined in the Act) of any such individual, Corporation, partnership or other person or entity; provided, however, that the term "Related Person" shall not include the Corporation, any subsidiary of the Corporation, any employee benefit plan, employee stock plan of the Corporation or of any subsidiary of the Corporation, or any trust established by the Corporation in connection with the foregoing, or any person or entity organized, appointed, established or holding shares of capital stock of the Corporation for or pursuant to the terms of any such plan, nor shall such term encompass shares of capital stock of the Corporation held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise). Without limitation, any shares of the Common Stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed "beneficially owned" by such Related Person.

                           (2) The term "Substantial Part" shall mean more than 25% of the total assets of the entity at issue, as of the end of its most recent fiscal year ending prior to the time the determination is made.

                           (3) The term "Continuing Director" shall mean any member of the board of directors of the Corporation who is unaffiliated with and who is not the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with and who is not the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board.

                  (4) The term "Continuing Director Quorum" shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.


                                   ARTICLE XIV
                       Evaluation of Business Combinations

         In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XIII) or a tender or exchange offer, the board of directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant; (A) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees and customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (B) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (C) the competence, experience, and integrity of the acquiring person or entity and its or their management.


                                   ARTICLE XV
                                 Indemnification

         Any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this
Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.


                                   ARTICLE XVI
                       Limitations on Directors' Liability

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except: (A) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or (D) for any transaction from which the director derived any improper personal benefit. If the General Corporation law of the State of Delaware is amended after the date of filing of this Certificate to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                                  ARTICLE XVII
                               Amendment of Bylaws

         In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of two-thirds of the board of directors. Notwithstanding any other provision of this Certificate or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation only by the vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.


                                  ARTICLE XVIII
                    Amendment of Certificate of Incorporation

         Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing at any time and from time to time, the provisions set forth in Articles VIII, IX, X, XI, XII, XIII, XIV, XV, XVI, XVII and this Article XVIII may be repealed, altered, amended or rescinded in any respect only if the same is approved by the affirmative vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).

                                   ARTICLE XIX

         The name and address of the incorporator is:

                                  Danyel Owens
                       770 South Post Oak Lane, Suite 435
                            Houston, Texas 77056-1913

         I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, does make and file this Certificate of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 31st day of May, 2001.



                                /s/Danyel Owens
                                -----------------------
                                Danyel Owens




                                    EXHIBIT C

                            GLOBAL PATH INCORPORATED
                           2001 DIRECTORS AND OFFICERS
                        STOCK OPTION AND STOCK AWARD PLAN

SECTION 1. PURPOSE OF THE PLAN. The purpose of the Global Path Incorporated 2001 Directors and Officers Stock Option and Stock Award Plan ("Plan") is to maintain the ability of Global Path Incorporated, a Delaware corporation (the "Company") and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, $.001 par value ("Common Stock"), of the Company by the directors, employees and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company business. The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of options, stock appreciation rights, awards of restricted stock, bonuses and/or fees payable in unrestricted stock, or any combination thereof. In addition, the Company expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders. Certain options to be granted under this Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options granted under this Plan will be nonqualified options which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options as provided in Section 6 hereof. Employees, consultants and directors who participate or become eligible to participate in this Plan from time to time are referred to collectively herein as "Participants". As used in this Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively.

SECTION 2.  ADMINISTRATION OF THE PLAN.

         (a) Composition of Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board"). When acting in such capacity the Board is herein referred to as the "Committee," which shall also designate the Chairman of the Committee. If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless he or she is a "disinterested person" within the meaning of such Rule 16b-3.

         (b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

         (c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

SECTION 3. STOCK RESERVED FOR THE PLAN. Subject to adjustment as provided in
Section 6(m) hereof, the aggregate number of shares of Common Stock that may be optioned or issued under the Plan is 4,500,000. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option may again be made subject to an option under the Plan.

Immediately upon the grant of any option or award, the number of shares of Common Stock that may be issued or optioned under the Plan will be increased. The number of shares of such increase shall be an amount such that immediately after such increase the total number of shares issuable under the Plan and reserved for issuance upon exercise of outstanding options will equal 15% of the total number of issued and outstanding shares of Common Stock of the Company. Such increase in the number of shares subject to the Plan shall occur without the necessity of any further corporate action of any kind or character.

SECTION 4. ELIGIBILITY. The Participants shall include directors, employees, including officers, of the Company and its divisions and subsidiaries, and consultants and attorneys who provide bona fide services to the Company. Participants are eligible to be granted options, restricted stock, unrestricted stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in restricted stock, unrestricted stock and other awards. A Participant who has been granted an option hereunder may be granted an additional option or options, if the Committee shall so determine.

SECTION 5.  GRANT OF OPTIONS.

         (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive options, restricted stock, or Common Stock under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such grant or such options and the terms thereof, (iii) to determine the type of Common Stock granted: Restricted stock unrestricted Common Stock or a combination of restricted and unrestricted Common Stock, and (iv) to determine the type of option granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (b) Stockholder Approval. All ISOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the Board meeting held to approve the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat, or by written consent in accordance with the laws of the State of Delaware, provided that if such approval by the stockholders of the Company is not forthcoming, all options and stock awards previously granted under this Plan other than ISOs shall be valid in all respects.

         (c) Limitation on Incentive Stock Options. The aggregate fair market value (determined in accordance with Section 6(b) of this Plan at the time the option is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $1,000,000.

SECTION 6. TERMS AND CONDITIONS. Each option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

         (a) Option Period. The Committee shall promptly notify the Participant of the option grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the option grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the option is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Participant after that date. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option shall expire at the end of such period. If the original term of an option is less than ten years from the date of grant, the option may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

         (b) Option Price. The purchase price of each share of Common Stock subject to each option granted pursuant to the Plan shall be determined by the Committee at the time the option is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option under this Plan shall be determined by the Committee prior to granting the option. The Committee shall set the purchase price for each share subject to a Nonqualified Option at either the fair market value of each share on the date the option is granted, or at such other price as the Committee in its sole discretion shall determine.

         At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

         (c) Exercise Period. The Committee may provide in the option agreement that an option may be exercised in whole, immediately, or is to be exercisable in increments. In addition, the Committee may provide that the exercise of all or part of an option is subject to specified performance by the Participant. However, no portion of any option may be exercisable by a Participant prior to the approval of the Plan by the stockholders of the Company.

         (d) Procedure for Exercise. Options shall be exercised by the delivery of written notice to the Secretary of the Company setting forth the number of shares with respect to which the option is being exercised. Such notice shall be accompanied by cash or cashier's check, bank draft, postal or express money order payable to the order of the Company, or at the option of the Committee, in Common Stock theretofore owned by such Participant (or any combination of cash and Common Stock). Notice may also be delivered by fax or telecopy provided that the purchase price of such shares is delivered to the Company via wire transfer on the same day the fax is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by an option on the date the Company receives such written notice and such option payment. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Participant certificates for the number of shares with respect to which such option has been so exercised, issued in the Participant's name or such other name as Participant directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant at the address specified pursuant to this Section 6(d).

         (e) Termination of Employment. If an executive officer to whom an option is granted ceases to be employed by the Company for any reason other than death or disability, any option which is exercisable on the date of such termination of employment may be exercised during a period beginning on such date and ending at the time set forth in the option agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as "for cause"), then any option or unexercised portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be exercised later than three months after an employee's termination of employment for any reason other than death or disability.

         (f) Disability or Death of Participant. In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the options previously granted to him may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the option agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option shall pass by will or the laws of descent and distribution, but in no event may the option be exercised after its expiration under the terms of the option agreement. Notwithstanding the foregoing, no ISO may be exercised later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

         (g) Assignability. An option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. During the lifetime of a Participant, an option shall be exercisable only by him.

         (h) Incentive Stock Options. Each option agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify an option designated as an incentive stock option.

         (i) Restricted Stock Awards. Awards of restricted stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

                  (A) Awards of restricted stock may be in addition to or in lieu of option grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option price pursuant to any option granted under this Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                  (B) Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

         (j) Bonuses and Past Salaries and Fees Payable in Unrestricted Stock.
             ----------------------------------------------------------------

                  (A) In lieu of cash bonuses otherwise payable under the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 6(b).

                  (B) In lieu of salaries and fees otherwise payable by the Company's to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during the years of 2001, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

         (k) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered by an option until the option is exercised by the written notice and accompanied by payment as provided in clause
(d) above.

         (l) Extraordinary Corporate Transactions. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an option theretofore granted the Participant shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which option shall then be exercisable, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. If
(i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's options may be exercised for a limited period of time before or after a specified date.

         (m) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate option price.

         (n) Acceleration of Options. Except as hereinbefore expressly provided,
(i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any option may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 6, and is authorized at any time (with the consent of the Participant) to purchase options pursuant to Section 7.

SECTION 7.  RELINQUISHMENT OF OPTIONS.

         (a) The Committee, in granting options hereunder, shall have discretion to determine whether or not options shall include a right of relinquishment as hereinafter provided by this Section 7. The Committee shall also have discretion to determine whether an option agreement evidencing an option initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of relinquishment in any option granted hereunder or in any option agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of relinquishment is consistent with Section 1 hereof, any option granted under this Plan, and the option agreement evidencing such option, may provide:

                  (i) That the Participant, or his or her heirs or other legal representatives to the extent entitled to exercise the option under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the option (to the extent then exercisable) for a number of shares of Common Stock to be determined in accordance with the following provisions of this clause
         (i):

                           (A) The written notice of exercise of such right of
                  relinquishment shall state the percentage of the total number of shares of Common Stock issuable pursuant to such relinquishment (as defined below) that the Participant elects to receive;

                           (B) The number of shares of Common Stock, if any,
                  issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing
                  (i) the Appreciated Value by (ii) the purchase price for each of such shares specified in such option;

                           (C) For the purpose of this clause (C), "Appreciated
                  Value" means the excess, if any, of (x) the total current market value of the shares of Common Stock covered by the option or the portion thereof to be relinquished over (y) the total purchase price for such shares specified in such option;

                  (ii) That such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of this Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered; provided, that, in the event the method just described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Commission thereunder, as presently existing or as may be hereafter amended, which regulations exempt from the operation of Section 16(b) of the Exchange Act in whole or in part any such relinquishment transaction, then such date of election shall be determined by such other method consistent with
         Section 16(b) of the Exchange Act or the rules and regulations thereunder as the Committee shall in its discretion select and apply;

                  (iii) That the "current market value" of a share of Common Stock on a particular date shall be deemed to be its fair market value on that date as determined in accordance with Paragraph 6(b); and

                  (iv) That the option, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company, and (B) the holder of such option pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

         (b) The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor the Company shall be under any liability by reason of the Committee's disapproval of, any election by a holder of an option to relinquish such option in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act ("Covered Participant") shall not be entitled to receive shares of Common Stock when options are relinquished during any window period commencing on the third business day following the Company's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release ("Window Period"). A Covered Participant shall be entitled to receive shares of Common Stock upon the relinquishment of options outside a Window Period.

         (c) The Committee, in granting options hereunder, shall have discretion to determine the terms upon which such options shall be relinquishable, subject to the applicable provisions of this Plan, and including such provisions as are deemed advisable to permit the exemption from the operation from Section 16(b) of the Exchange Act of any such relinquishment transaction, and options outstanding, and option agreements evidencing such options, may be amended, if necessary, to permit such exemption. If an option is relinquished, such option shall be deemed to have been exercised to the extent of the number of shares of Common Stock covered by the option or part thereof which is relinquished, and no further options may be granted covering such shares of Common Stock.

         (d) Neither any option nor any right to relinquish the same to the Company as contemplated by this Paragraph 7 shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder.

         (e) Except as provided in Section 7(f) below, no right of relinquishment may be exercised within the first six months after the initial award of any Option containing, or the amendment or supplementation of any existing option agreement adding, the right of relinquishment.

         (f) No right of relinquishment may be exercised after the initial award of any option containing, or the amendment or supplementation of any existing option agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant's death, disability or termination of his relationship with the Company for a reason other than "for cause."

SECTION 8. AMENDMENTS OR TERMINATION. The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option theretofore granted, or which, without the approval of the stockholders, would: (i) except as is provided in Section 6(k) of the Plan, increase the total number of shares reserved for the purposes of the Plan, (ii) change the class of persons eligible to participate in the Plan as provided in Section 4 of the Plan, (iii) extend the applicable maximum option period provided for in Section 6(a) of the Plan,
(iv) extend the expiration date of this Plan set forth in Section 15 of the Plan, (v) except as provided in Section 6(k) of the Plan, decrease to any extent the option price of any option granted under the Plan or (vi) withdraw the administration of the Plan from the Committee.

SECTION 9. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in subparagraphs 6(j), (k) and (i) shall be subject to any shareholder action required by Delaware corporate law.

SECTION 10. PURCHASE FOR INVESTMENT. Unless the options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, and the Company has determined that such registration is unnecessary, each person acquiring or exercising an option under this Plan may be required by the Company to give a representation in writing that he or she is acquiring such option or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 11.  TAXES.

         (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

         (b) Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a nonqualified option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 6(b), equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions:
(i) such election may not be made within six months of the grant of an option, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date.

SECTION 12. REPLACEMENT OF OPTIONS. The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option and receive from the Company in exchange an option for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option, including reducing the exercise price of any option to not less than the fair market value of the Common Stock at the time of the amendment and extending the term thereof.

SECTION 13. NO RIGHT TO COMPANY EMPLOYMENT. Nothing in this Plan or as a result of any option granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The option agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 14. LIABILITY OF COMPANY. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to:

         (a) The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

         (b) Tax Consequences. Any tax consequence expected, but not realized, by any Participant or other person due to the exercise of any option granted hereunder.

SECTION 15. EFFECTIVENESS AND EXPIRATION OF PLAN. The Plan shall be effective on the date the Board adopts the Plan. If the stockholders of the Company fail to approve the Plan within twelve months of the date the Board approved the Plan, the Plan shall terminate and all options previously granted under the Plan shall become void and of no effect. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option shall be granted pursuant to the Plan.

SECTION 16. NON-EXCLUSIVITY OF THE PLAN. Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 17. GOVERNING LAW. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.

SECTION 18. CASHLESS EXERCISE. The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.



                                    EXHIBIT D

                            GLOBAL PATH INCORPORATED
                       2001 Employees Stock Incentive Plan

SECTION 1.  Purpose; Definitions.

         The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating employees and to provide the Company and its Subsidiaries and Affiliated Companies with an incentive compensation plan providing incentives directly linked to the profitability of the Company's businesses and/or increases in shareholder value.

         For purposes of the Plan, the following terms are defined as set forth below:

                  a. "Affiliated Company" means any corporation (or partnership, joint venture, or other enterprise), of which the Company owns or controls, directly or indirectly, 10% or more, but less than 50%, of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

                  b. "Award" means a Stock Appreciation Right, Stock Option, Restricted Stock, unrestricted share of Common Stock, dividend equivalent, interest equivalent, Bonus Award or other award granted under this Plan.

                  c.       "Board" means the Board of Directors of the Company.

                  d.       "Bonus Award" means an annual cash bonus award under
         Section 10 of this Plan.

                  e. "Cause" means (except as otherwise provided by the Committee in the agreement relating to any Award) (1) conviction of a participant for committing a felony under federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling a participant's employment duties or (3) willful and deliberate failure on the part of a participant to perform his employment duties in any material respect. Notwithstanding the foregoing, if a participant is a party to an employment agreement with the Corporation or any Subsidiary or Affiliated Company that contains a definition of "Cause," such definition shall apply to such participant for purposes of the Plan except to the extent otherwise provided by the Committee in the agreement relating to any Award.

                  f. "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 11(b) and (c), respectively.

                  g. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                  h. "Committee" means a committee of two or more non-employee directors selected by the Board provided, however, that with respect to any grants or other determinations to be made in connection with Bonus Awards (including without limitation the allocation of the Bonus Pool under Section 10(b)), "Committee" shall mean the Board or the Executive Committee of the Board (unless the Board specifically designates another committee of directors to grant and administer Bonus Awards).

                  i. "Common Stock" means the Class A common stock, par value $0.01 per share, of the Company.

                  j. "Company" means Global Path Incorporated, a Delaware corporation.

                  k. "Disability" means permanent and total disability as determined by the Committee for purposes of the Plan.

                  l. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

                  m. "Fair Market Value" means, as of any given date, the average of the highest and lowest sales prices of the Common Stock reported on the New York Stock Exchange Composite Tape for such date, or if the Common Stock was not traded on the New York Stock Exchange on such date, then on the last preceding date on which the Common Stock was traded (or, if not listed on such exchange, the average of the highest and lowest sales prices on any other national securities exchange on which the Common Stock is listed or on NASDAQ). If there is no regular public trading market for the Common Stock, Fair Market Value shall be determined by such other source as the Committee may select.

                  n. "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

                  o. "NonQualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                  p. "Performance Goals" means the performance goals established by the Committee in connection with the grant of Restricted Stock or Performance Units.

                  q.       "Performance Units" means an Award granted under
         Section 8.

                  r. "Plan" means the Global Path Incorporated 1997 Stock and Annual Incentive Plan, as set forth herein and as hereinafter amended from time to time.

                  s.       "Restricted Stock" means an Award granted under
         Section 7.

                  t. "Retirement" means retirement from employment with the Company, a Subsidiary or an Affiliated Company as determined by the Committee for purposes of an Award under the Plan.

                  u. "Stock Appreciation Right" means an Award granted under Section 6.

                  v.      "Stock Option" means an Award granted under Section 5.

                  w. "Subsidiary" means: (i) for the purpose of an Incentive Stock Option, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and (ii) for the purposes of any other Award, any corporation (or partnership, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

                  x. "Termination of Employment" means the termination of the participant's employment with the Company and any Subsidiary or Affiliated Company. A participant employed by a Subsidiary or an Affiliated Company shall also be deemed to incur a Termination of Employment if the Subsidiary or Affiliated Company ceases to be such a Subsidiary or Affiliated Company, as the case may be, and the participant does not immediately thereafter become an employee of the Company or another Subsidiary or Affiliated Company. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries, or, if the Committee so determines, among the group consisting of the Company, its Subsidiaries and Affiliated Companies, shall not be considered Terminations of Employment.

                  In addition, certain other terms used in the Plan have definitions provided to them in the first place in which they are used herein.

SECTION 2.  Administration.

         The Plan shall be administered by the Committee; provided, that any authority granted to the Committee under the Plan may also be exercised by the full Board.

         The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan or, in the Committee's discretion, in connection with awards under other bonus plans or programs of the Company, to officers and employees of the Company and its Subsidiaries and Affiliated Companies.

         Among other things, the Committee shall have the authority, subject to the terms of the Plan:

                  (a) To select the officers and employees to whom Awards may from time to time be granted;

                  (b) To determine whether and to what extent Awards are to be granted hereunder;

                  (c) To determine the number of shares of Common Stock to be covered by each Stock Option granted hereunder;

                  (d) To determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Company or any Subsidiary or Affiliated Company) and any vesting acceleration or forfeiture or waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine; and

                  (e) To determine under what circumstances an Award may be settled in cash or Common Stock under Section 5(g) or Section 6(d)(ii).

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any award certificate relating thereto) and to otherwise supervise the administration of the Plan.

         The Committee may act only by a majority of its members then in office, except that the members thereof may delegate all or a portion of the administration of the Plan to one or more senior managers of the Company.

         Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriate delegate pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3.  Common Stock Subject to Plan.

         Subject to adjustment as described below, the total number of shares of Common Stock reserved and available for grant pursuant to Awards under the Plan shall not exceed 10,000,000 shares. Shares subject to Awards under the Plan may be authorized and unissued shares or may be treasury shares, or both.

         If any shares of Restricted Stock are forfeited, or if any Stock Option or Stock Appreciation Right terminates without being exercised, or if any Stock Appreciation Right (whether granted alone or in conjunction with a Stock Option) is exercised for cash, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

         In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property (without regard to the payment of any cash dividends by the Company in the ordinary course) of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price, as applicable, of shares subject to outstanding Stock Options, and in the number and kind of shares subject to other outstanding Awards granted under the Plan, and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

Immediately upon the grant of any option or award, the number of shares of Common Stock that may be issued or optioned under the Plan will be increased. The number of shares of such increase shall be an amount such that immediately after such increase the total number of shares issuable under the Plan and reserved for issuance upon exercise of outstanding options will equal 20% of the total number of issued and outstanding shares of Common Stock of the Company. Such increase in the number of shares subject to the Plan shall occur without the necessity of any further corporate action of any kind or character.

SECTION 4.  Eligibility.

         Officers and employees of the Company, a Subsidiary or an Affiliated Company who are responsible for or contribute to the growth and profitability of the business of the Company, a Subsidiary or an Affiliated Company are eligible to be granted Awards under the Plan.

SECTION 5.  Stock Options.

         Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and NonQualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         The Committee shall have the authority to grant any optionee Incentive Stock Options, NonQualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its Subsidiaries. To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a NonQualified Stock Option.

         Stock Options shall be evidenced by option award certificates, the terms and provisions of which may differ. An option award certificate shall indicate on its face whether it is intended to be an award certificate for an Incentive Stock Option or a NonQualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option, or on such later date as is specified by the Committee

         Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

                  (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and, unless otherwise determined by the Committee, shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant. The option price per share shall not be decreased thereafter except pursuant to Section 3 of this Plan.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

                  (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. Unless otherwise determined by the Committee, Stock Options shall become exercisable ratably on each of the first five anniversaries of the date of grant. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

                  (d) Method of Exercise. Subject to the provisions of this
         Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise, or notice in accordance with such other procedures as may be established from time to time, to the Company or its designated agent specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

                  Such notice shall be accompanied by payment in full of the purchase price in cash or by certified or cashier's check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that such already owned shares have been held by the optionee for at least six months at the time of exercise unless otherwise determined by the Committee; provided, further, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted.

                  In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  In addition, in the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by instructing the Company or its designated agent to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

                  No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 3(a).

                  (e) Transferability of Stock Options. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution, or, in the Committee's discretion, pursuant to a written beneficiary designation, (ii) pursuant to a qualified domestic relations order, as defined in the Code or (iii) in the Committee's discretion, pursuant to a gift to such optionee's "immediate family" members directly, or indirectly or by means of a trust, partnership or limited liability company. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the optionee, guardian, legal representative or beneficiary of the optionee or permitted transferee, it being understood that the terms "holder" and "optionee" include any such guardian, legal representative or beneficiary or transferee. For purposes of this Section 5(e), "immediate family" shall mean, except as otherwise defined by the Committee, the optionee's spouse, children, siblings, stepchildren, grandchildren, parents, stepparents, grandparents, in-laws and persons related by legal adoption. Such transferees may transfer a Stock Option only by will or by the laws of descent and distribution.

                  (f) Termination by Death or Disability. Unless otherwise determined by the Committee, if an optionee's Termination Employment is by reason of death or Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent exercisable at the time of such termination, for a period of twelve (12) months (or such other period as the Committee may specify in the option agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (g) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if an optionee's Termination of Employment is by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of five (5) years (or such other period as the Committee may specify in the option agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (h) Other Termination. Unless otherwise determined by the Committee, if an optionee's Termination of Employment is for any reason other than death, Disability or Retirement, any Stock Option held by such optionee, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three (3) months from the date of such Termination of Employment or the balance of such Stock Option's term; provided, however, that if the optionee dies within such three (3) month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three (3) month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve
         (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (i) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

                  (j) Change in Control Cash-out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(j) shall have been exercised. Notwithstanding the foregoing, if any right granted pursuant to this
         Section 5(j) would make a Change in Control transaction ineligible for pooling- of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such right Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

                  (k) Deferral of Option Shares. The Committee may from time to time establish procedures pursuant to which an optionee may elect to defer, until a time or times later than the exercise of an Option, receipt of all or a portion of the shares subject to such Option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Committee shall determine. If any such deferrals are permitted, then notwithstanding
         Section 5(d) above, an optionee who elects such deferral shall not have any rights as a stockholder with respect to such deferred shares unless and until certificates representing such shares are actually delivered to the optionee with respect thereto, except to the extent otherwise determined by the Committee.

SECTION 6.  Stock Appreciation Rights.

         (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a NonQualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. In addition, Stock Appreciation Rights may be granted without relationship to a Stock Option to employees residing in foreign jurisdictions, where the grant of a Stock Option is impossible or impracticable because of securities or tax laws or other governmental regulations.

         (b) Freestanding Stock Appreciation Rights. A Stock Appreciation Right granted without relationship to a Stock Option, pursuant to Section 6(a), shall be exercisable as determined by the Committee, but in no event after ten years from the date of grant. The base price of a Stock Appreciation Right granted without relationship to a Stock Option shall be the Fair Market Value of a share of Common Stock on the date of grant. A Stock Appreciation Right granted without relationship to a Stock Option shall entitle the holder, upon receipt of such right, to a cash payment determined by multiplying (i) the difference between the base price of the Stock Appreciation Right and the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by (ii) the number of shares of Common Stock as to which such Stock Appreciation Right shall have been exercised. A freestanding Stock Appreciation Right may be exercised by giving written notice of exercise to the Company or its designated agent specifying the number of shares of Common Stock as to which such Stock Appreciation Right is being exercised.

         (c) Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in conjunction with a Stock Option may be exercised by an optionee in accordance with Section 6(d) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(d). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

         (d) Tandem Stock Appreciation Right Terms and Conditions. Stock Appreciation Rights granted in conjunction with a Stock Option shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

                  (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of
         Section 5 and this Section 6.

                  (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, equal to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

                  (iii) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with
         Section 5(e).

                  (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

SECTION 7.  Bonus Shares and Restricted Stock.

         (a) Administration. Awards of shares of Common Stock or Restricted Stock may be made either alone or in addition to other Awards granted under the Plan. In addition, a participant may receive unrestricted shares of Common Stock or Restricted Stock in lieu of certain cash payments awarded under other plans or programs of the Company. The Committee shall determine the officers and employees to whom and the time or times at which grants of unrestricted shares of Common Stock and Restricted Stock will be awarded, the number of shares to be awarded to any participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).

         (b) Awards and Certificates. Awards of unrestricted shares of Common Stock and Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or delivery of one or more stock certificates to the participant, or, in the case of Restricted Stock, a custodian or escrow agent. Any stock certificate issued in respect of unrestricted shares or shares of Restricted Stock shall be registered in the name of such participant. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody or escrow by the Company or its designated agent until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

         (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

                  (i) The Committee may, prior to or at the time of grant, condition the grant or vesting, as applicable, of an award of Restricted Stock upon the attainment of Performance Goals. The Committee may also condition the grant or vesting of Restricted Stock upon the continued service of the participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions.

                  (ii) Subject to the provisions of the Plan and the terms of the Restricted Stock Award, during the period, if any, set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the "Restriction Period"), and until the later of (A) the expiration of the Restriction Period and
         (B) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided that the foregoing shall not prevent a participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the option price for Stock Options.

                  (iii) Except as provided in this paragraph (iii) and Sections 7(c)(i) and 7(c)(ii) or the terms of the Restricted Stock Award, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee under the applicable terms of the Restricted Stock Award and subject to Section 15(e) of the Plan, (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends and (C) dividends paid in other property shall be held subject to the vesting of the underlying Restricted Stock.

                  (iv) Except to the extent otherwise provided under the applicable terms of the Restricted Stock Award and Sections 7(c)(i), 7(c)(ii), 7(c)(v) and 11(a)(ii), upon a participant's Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.

                  (v) Except to the extent otherwise provided in Section 11(a)(ii), in the event of a participant's Termination of Employment by reason of Retirement, the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's shares of Restricted Stock.

                  (vi) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates, or the restrictions on such shares shall be removed from the book-entry registration.

SECTION 8.  Performance Units.

         (a) Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and employees to whom, and the time or times at which, Performance Units shall be awarded, the number of Performance Units to be awarded to any participant, the duration of the Award cycle and any other terms and conditions of the Award, in addition to those contained in Section 8(b).

         (b) Terms and Conditions. Performance Units Awards shall be subject to the following terms and conditions.

                  (i) The Committee may, prior to or at the time of the grant, designate Performance Units, in which event it shall condition the settlement thereof upon the attainment of Performance Goals. The Committee may also condition the settlement thereof upon the continued service of the participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Subject to the provisions of the Plan and the Performance Units Agreement referred to in Section 8(b)(vi), Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award cycle.

                  (ii) Except to the extent otherwise provided in the applicable Performance Unit Agreement and Sections 8(b)(ii) and 11(a)(iii), upon a participant's Termination of Employment for any reason during the Award cycle or before any applicable Performance Goals are satisfied, all rights to receive cash or stock in settlement of the Performance Units shall be forfeited by the participant.

                  (iii) Except to the extent otherwise provided in Section 11(a)(iii), in the event that a participant's employment is terminated (other than for Cause), or in the event of a participant's Retirement, the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations with respect to any or all of such participant's Performance Units.

                  (iv) A participant may elect to further defer receipt of cash or shares in settlement of Performance Units for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee (the "Elective Deferral Period"). Subject to any exceptions adopted by the Committee, such election must generally be made prior to commencement of the Award cycle for the Performance Units in question.

                  (v) At the expiration of the Award cycle, the Committee shall evaluate the Company's performance in light of any Performance Goals for such Award, and shall determine the number of Performance Units granted to the participant which have been earned, and the Committee shall then cause to be delivered (A) a number of shares of Common Stock equal to the number of Performance Units determined by the Committee to have been earned, or (B) cash equal to the Fair Market Value of such number of shares of Common Stock to the participant as determined by the Committee in its discretion (subject to any deferral pursuant to Section 8(b)(iv)).

                  (vi) Each Award shall be confirmed by, and be subject to, the terms of a Performance Unit Agreement.

SECTION 9.  Dividend Equivalents and Interest Equivalents.

         (a) The Committee may provide that a participant to whom a Stock Option has been awarded, which is exercisable in whole or in part at a future time for shares of Common Stock (such shares, the "Option Shares") shall be entitled to receive an amount per Option Share, equal in value to the cash dividends, if any, paid per share of Common Stock on issued and outstanding shares, as of the dividend record dates occurring during the period between the date of the Award and the time each such Option Share is delivered pursuant to the exercise of such Stock Option. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

                  (i) paid in cash or shares of Common Stock from time to time prior to or at the time of the delivery of such shares of Common Stock or upon expiration of the Stock Option if it shall not have been fully exercised (except that payment of the dividend equivalents on an Incentive Stock Option may not be made prior to exercise); or

                  (ii) converted into contingently credited shares of Common Stock (with respect to which dividend equivalents shall accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

         Such shares of Common Stock (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 3.

         (b) The Committee, in its discretion, may authorize payment of interest equivalents on any portion of any Award payable at a future time in cash, and interest equivalents on dividend equivalents which are payable in cash at a future time.

SECTION 10.  Annual Cash Bonus Awards.

         (a) Bonus Pool. For each fiscal year of the Company, a bonus pool (the "Bonus Pool") equal to up to 30% of the Company's adjusted pre-tax net income for such fiscal year (prior to taking into account any payments under this Section 10 for such fiscal year) will be established by the Committee. Notwithstanding the foregoing, if the Company's aggregate compensation and benefits expenses with respect to the fiscal year (including payments under this Section 10) would otherwise exceed 55% of the Company's revenues for such fiscal year (the "Maximum Expense"), the Committee shall reduce the Bonus Pool to the greatest amount which would cause compensation and benefits expense for such fiscal year not to exceed the Maximum Expense; provided, that, if such reduction would cause the Bonus Pool to be reduced below an amount equal to 90% of the Bonus Pool for the immediately preceding fiscal year of the Company (the "Minimum Pool"), the reduction shall be limited to such amount which would result in the Bonus Pool being equal to the Minimum Pool.

         (b) Allocation of Bonus Pool. The Committee shall determine the allocation of the Bonus Pool for each fiscal year. Such allocation may be made at any time prior to payment of Bonus Awards. In the event the Bonus Pool is reduced pursuant to paragraph (a) above, the Committee shall determine the required reductions in Bonus Awards. Such reduction need not be on a pro rata basis among the participants.

         (c) Payment of Awards. Bonus Awards under the Plan shall be paid in cash as soon as practicable following the end of the applicable fiscal year, but in any event within 90 days following the end of such fiscal year.

         (d) Termination of Employment. A participant shall not be entitled to receive payment of a Bonus Award, unless the Committee determines otherwise, if at any time prior to the end of the fiscal year the participant's Termination of Employment occurs or, if at any time, following the end of the fiscal year the participant's employment is terminated for Cause. In the event that a participant's Termination of Employment (other than for Cause) occurs following the end of the applicable fiscal year, such participant shall be entitled to receive payment of his or her Bonus Award for such fiscal year.

SECTION 11.  Change in Control Provisions.

         (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

                  (i) Any Stock Options outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

                  (ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

                  (iii) All Performance Units shall be considered to be earned and payable in full, and any other deferred or other restrictions shall lapse and such Performance Units shall be settled in cash or Common Stock (as determined by the Committee) as promptly as is practicable.

                  (iv) Unless the Board determines to continue the Bonus Pool for the remainder of the fiscal year, Bonus Awards for the fiscal year in which the Change of Control occurs shall be paid out based upon calculations of adjusted pre-tax net income and Maximum Expense under
         Section 10 through the Change in Control as if the fiscal year had ended on the Change in Control date.

         (b) For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

                  (i) acquisition by any individual, entity or group (with the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 11(b); or

                  (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                  (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such right under Section 5(j) is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

SECTION 12.  Tax Offset Bonuses.

         At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the participant receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the participant, for the purpose of assisting the participant to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine.

SECTION 13.  Amendment and Termination.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of participants under any Award theretofore granted without the participants' consent. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

         The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent.

         Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 14.  Unfunded Status of Plan.

         It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 15.  General Provisions.

         (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend, or, in the case of book-entry registration any notation, which the Committee deems appropriate to reflect any restrictions on transfer.

         Notwithstanding any other provision of the Plan or certificates made pursuant thereto, the Company shall not be required to issue or deliver any stock certificate or certificates for shares of Common Stock, or account for such shares by book-entry registration, under the Plan prior to fulfillment of all of the following conditions:

                  (1) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

                  (2) Any registration or other qualification of such shares of the Company under any state, federal or foreign law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

                  (3) Obtaining any other consent, approval, or permit from any state or federal governmental agency or foreign governmental body which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

                  (b) Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliated Company from adopting other or additional compensation arrangements for its employees.

         (c) Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or a Subsidiary or an Affiliated Company to terminate the employment of any employee at any time.

         (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries or Affiliated Companies shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

         (e) Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

         (f) The Committee, in its sole discretion, may establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

         (g) In the case of a grant of an Award to any employee of a Subsidiary or Affiliated Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary or Affiliated Company, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary or Affiliated Company will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

         (h) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 16.  Effective Date of Plan.

         The Plan shall be effective on the date the Board adopts the Plan. If the stockholders of the Company fail to approve the Plan within twelve months of the date the Board approved the Plan, the Plan shall terminate and all options previously granted under the Plan shall become void and of no effect. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option shall be granted pursuant to the Plan.






                                    EXHIBIT E

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-KSB

         (Mark One)

         [ X ] Annual report under Section 13 or 15(d) of the Securities
               Exchange Act of 1934

         For the fiscal year ended December 31, 2000

         [    ] Transition report under Section 13 or 15(d) of the Securities
                Exchange Act of 1934

         For the transition period from _________ to _________

         Commission File No. 09489

                                  YOURNET, INC.
                  (Name of Small Business Issuer in Its Charter)

              Nevada                                     88-0164955
  (State or Other Jurisdiction of                    (IRS Employer
  Incorporation or Organization)                     Identification Number)


                             900, 12 Concorde Place
                           Toronto, Ontario, Canada                 M3C 3T1
                    (Address of Principal Executive Offices)      (Zip Code)

                                 (416) 385-6901
                           (Issuer's Telephone Number)
           Securities registered pursuant to Section 12(b) of the Act:
                                     (None)

           Securities registered pursuant to Section 12(g) of the Act:
                         Common Stock, par value $0.001
                                (Title of Class)

     Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports); and (2) has been subject to such filing requirements for the past 90 days.

     Yes    X     No
         -------    -------

     Check if there is no disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ X ]

     State issuer's revenues for its most recent fiscal year. $     0

     The aggregate market value of voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked prices of such common equity, as of April 30, 2001 (See definition of affiliate in rule 12b-2 of the Exchange Act.), totals $1,583,648.

     State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date. 20,455,903 as of April 30, 2001.

                       DOCUMENTS INCORPORATED BY REFERENCE

     If the following documents are incorporated by reference, briefly describe them and identify the part of the form 10-KSB (e.g., Part I, Part II, etc. ) into which the document is incorporated: (1) any annual report to security holders; (2) any proxy or information statement; and (3) any prospectus filed pursuant to rule 424(b) or (c) of the Securities Act of 1933 ("Securities Act"). The listed documents should be clearly described for identification purposes (e.g., annual report to security holders for fiscal year ended December 24, 1990).

None.

     Transitional Small Business Disclosure Format (check one):
Yes        No   X
   -------   -------





                                TABLE OF CONTENTS


                                     PART I

Item 1            Description of Business.

Item 2            Description of Property.

Item 3            Legal Proceedings.

Item 4            Submission of Matters to a Vote of Security Holders.

                                     PART II

Item 5            Market for Common Equity and Related Stockholder Matters.

Item 6            Management's Discussion and Analysis.

Item 7            Financial Statements.

Item 8 Changes In and Disagreements With Accountants on Accounting and Financial Disclosure.

                                    PART III

Item 9            Directors, Executive Officers, Promoters and Control Persons;
                  Compliance With Section 16(a) of the Exchange Act.

Item 10           Executive Compensation.

Item 11           Security Ownership of Certain Beneficial Owners and
                  Management.

Item 12           Certain Relationships and Related Transactions.

Item 13           Exhibits and Reports on Form 8-K.



                                INTRODUCTORY NOTE

This Annual Report on Form 10-KSB may be deemed to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. The Company intends that such forward-looking statements be subject to the safe harbors created by such statutes. The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties. Accordingly, to the extent that this Annual Report contains forward-looking statements regarding the financial condition, operating results, business prospects or any other aspect of the Company, please be advised that the Company's actual financial condition, operating results and business performance may differ materially from that projected or estimated by the Company in forward-looking statements. The differences may be caused by a variety of factors, including but not limited to adverse economic conditions, intense competition, including intensification of price competition and entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, lower sales and revenues than forecast, loss of customers, customer returns of products sold to them by the Company, disadvantageous currency exchange rates, termination of contracts, loss of suppliers, technological obsolescence of the Company's products, technical problems with the Company's products, price increases for supplies and components, inability to raise prices, failure to obtain new customers, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses that result in operating losses or that do not perform as anticipated, resulting in unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out marketing and sales plans, loss or retirement of key executives, changes in interest rates, inflationary factors, and other specific risks that may be alluded to in this Annual Report or in other reports issued by the Company. In addition, the business and operations of the Company are subject to substantial risks which increase the uncertainty inherent in the forward-looking statements. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives or plans of the Company will be achieved.

                                     PART I

ITEM 1 - DESCRIPTION OF BUSINESS

Background of the Company

Yournet, Inc. (the "Company" or "Yournet") is a development stage company that plans to provide and develop Internet services and infrastructure in the emerging European Internet marketplace. The Company also intends to provide help desk support and value-added services to Internet Service Providers in Europe.

The Company was originally incorporated on March 11, 1980, as Associated Medical Devices, Inc., under the laws of Nevada for the development and marketing of various devices. Due to the non-payment of required fees and filing of required reports, the Company forfeited its corporate charter during 1986 and was revived in February 1995.

Pursuant to an Acquisition Agreement dated, July 1, 1999, and finally executed on October 20, 1999, John F. Huguet ("Huguet") and Gold Crown Holdings Limited, a British Virgin Islands corporation ("Gold Crown"), acquired 4,968,000 restricted shares of the Company's common stock, comprising approximately 85% of the Company's issued and outstanding Shares, in exchange for 100% of the issued and outstanding common stock of Euro American Business Group, Inc., a New York corporation owned by Huguet and Gold Crown. Contemporaneously thereto, Huguet and Gold Crown purchased 25,000 shares of Registrant's common stock from Glenn
A. Little, a director of the Company for $200,000. In anticipation of the execution of the above agreement, on October 7, 1999, the directors of the Company tendered their resignations as directors of the Company and appointed new directors and officers.

Prior to the Agreement, the Company was a development stage company with no significant operations, seeking a new business plan. At the time of the Agreement, Euro American Business Group, Inc., had conducted no business to date, but had plans to become a provider of low cost internet access in Europe. To better reflect the Company's new business plan, the Company changed its name to Yournet, Inc. on October 20, 1999. The Company's common stock currently trades on the Over-the-Counter Bulletin Board under the trading symbol "YOUR."

Business of the Company

Under its new management, the Company's mission is to provide the European Virtual Internet Service Provider ("VISP") market with fast, cost-effective and efficient Internet access, while supplying Internet products and services, e-commerce products and services, Internet content (both localized and International) and customer support through the Company's strategic alliances, partnerships and acquisitions.

Virtual Internet Services Providers are internet providers who lease the facilities and infrastructure of other large ISPs, Telecommunications companies ("Telcos"), or infrastructure providers. The VISP role is then to market their site, build content specific to their users' needs and provide their members with all of the services typical of an ISP without having to provide the platform on which their service runs.Typically this results from large corporations and associations forming VISPs to provide their employees and members with services specific to the organization. This market presents an opportunity for the Company to gain numerous members and users without having to provide user specific content.Initially, the Company plans to acquire UK-based Internet Service Providers ("ISP"). These ISPs will provide the starting point for the infrastructure that the Company requires. Through this infrastructure, the Company will target the VISPs. Rather than handle specific individual end-users, the Company intends to cater to these VISPs. The VISPs will have direct contact with the customer, while the Company handles all of the infrastructure and support requirements.

Also, as the marketplace changes its revenue models, and moves towards free service, the Company will be well positioned based upon the additional services, content, and e-commerce abilities it will provide to these VISPs. In essence, the Company provides all back-end infrastructure and value-added content to the VISPs, who will then offer these services to the end-user. At each step, the Company will control revenue.

Development and Strategy of the Company

The VISP

Virtual Internet Service Providers ("VISPs") are extremely prevalent throughout the UK. Everything the end user sees is provided by the VISP. The VISP acts primarily as a marketing firm, catering to the customers demands for services and content without actually owning or operating the infrastructure behind the scenes. The VISPs responsibility is to maintain their site, in terms of content and design, and attract more customers to the VISP.

Due to the nature of the Telecommunications industry in England, the VISPs gains their revenues indirectly from the ISP/Infrastructure provider. Each dial-up call made costs the customer a certain amount per minute, charged by the Telco. The Telco, then pays the ISP a certain percentage (up to 65%) of the total billed for that call. In turn, the ISP pays the VISP. It is this middle position that the Company is targeting for its business model.

Yournet, Inc. - The ISP

By providing the Dial-up service, servers, and routers, necessary for each individual VISP to function, the Company plans to gain control of the operation. The Company also gains an advantage of only having to market to VISPs and not individual customers thereby putting less strain on the marketing arm of the Company.

In order to be competitive within the marketplace, the Company is also aiming at other revenue generating possibilities. The Company's management believes that in the near future 100% free dial-up service will begin to dominate the UK marketplace (and most of Europe). Therefore, the Company is positioning itself to develop additional value-added products and service. However, there can be no assurances that the Company will be successful in developing such services.

One immediate addition will be the Company's vast customer service call center, which will provide to each VISP customer the necessary Help Desk Support. This ensures the best relationships possible for both our VISP clients and their customers. This will, however be an `invisible service' as the end-customer will believe that they are talking with their VISP. This stands to be one of the larger revenue-generating services, as help desk support calls will initially be charged for, and later will be financially supported by the VISPs. This strategy gives an incentive for the VISP to ensure the content on their site is helpful and easy to understand for their users, which reduces the amount of help desk billings to them and improves the quality of the service which in turn should attract more users.

Industry Overview

Internet commerce is much bigger today than previous estimates. (Source for the following industry data: University of Texas/Cisco Study and The Economist: 1999 World Figures.) The Internet commerce layer of revenue of $101.89 billion is much larger than previously reported figures. This larger revenue estimate is attributable to the comprehensive nature of the universe of companies identified for this layer. For example, the universe of U.S. companies in this layer consisted of close to 11,000 players, which is in sharp contrast to the top 50 or 100 companies often considered in Web-revenue measurement studies. In fact, the data collected suggests that the top 80 players at the Internet commerce layer contributed only a third of the layer's revenues.

The U.S. Internet economy grew at an estimated Cumulative Annual Growth Rate ("CAGR") of 174.5% from 1995 to 1998, compared to the overall worldwide average economic growth rate (which includes the U.S. Internet Economy) of 3.8% in the same period. While a direct comparison between worldwide Gross Domestic Product ("GDP") and the Internet Economy Revenue Indicators is unwarranted due to differences in what the measures stand for, it is evident that the Internet Economy is growing at an astounding rate.

A more convincing comparison underscoring the rapid growth in the Internet economy involves a comparison with GDP growth in the U.S. economy. The U.S. GDP grew at a CAGR of 2.8% from $6762 billion in 1995 to $7552 in 1998. Admittedly much of this unparalleled initial growth in the Internet Economy could be attributed to a large substitution effect whereby economic activities conducted in the physical or non-Internet world are now being transferred to the Internet and IP-based networks.

In just five years (since the introduction of the World Wide Web), the Internet economy already rivals century-old sectors like energy ($223 billion), automobiles ($350 billion), and telecommunications ($270 billion) in size. Also, the average revenue per Internet economy worker is about $250,000, or about 65 percent higher than their Industrial Economy counterparts. For example, there are 1.5 million workers in the manufacturing component of the auto industry generating $240 billion - or $160,000 per employee.

With more than $300 billion in Internet-based revenues in 1998, the total value of the U.S.-based Internet Economy is by itself one of the top 20 economies in the world. With the caveat that total revenues are not directly comparable to GDP, and for the sake of illustration, if the U.S.-based Internet economy (as measured in terms of total revenues) were a nation by itself, it would rank 18th worldwide behind Switzerland and ahead of Argentina in terms of GDP. If the U.S. based Internet economy grows at its four-year average rate of 174.5%, it will rapidly climb the ranking chart.

Revenues of the Internet infrastructure and applications layers totaled $171 billion, while the intermediary and Internet commerce layers contributed $160 billion. This shows the early development state of the Internet economy, and suggests the need to foster rapid growth at the intermediary and commerce layers. As economic activity in virtually every business sector shifts to the Internet or IP based networks, the intermediary and commerce layers should ultimately turn out to be much larger than the infrastructure and applications layers. Of course, the infrastructure and applications layers are also likely to experience dramatic growth as the Internet keeps expanding globally and as companies commit themselves to building intranets and extranets. Given that less than 10% of companies had an intranet in 1998, there is ample room for sustained growth in the infrastructure and applications layers.

The market value of U.S. companies with substantial Internet revenue exceeds $3 trillion. Of the 3,000 companies measured, the 20 of the largest companies with significant Internet-based revenues alone have a combined market value of $2.4 trillion. When added to the other companies, this number exceeds $3 trillion. The Internet has played a key role in raising market values as investors flock to companies that are leveraging the Internet for business opportunities.

Global Statistics and Market Overview

The European Union EU/ Western Europe

At the official level the EU is fully supporting a liberalized telecommunications policy for EU member states. Decision-makers in both private and public sectors are working to ensure that they are prepared to compete in the emerging global and increasingly digital economy.

The European private sectors support for the "Internet" and its many uses is evidenced by their commitment to spending better than twice as much per website than what is to be spent in North America. Europeans will average $77,000 investment per site while North America reported an average investment of $33,500. This development is a positive indication of a rapid expansion in content and European e-commerce activities.

Europe has nearly half as many online users as North America, and although late to start, there is strong growth in online populations and content generally. It is expected that European e-commerce will surge in 2000, when global consumer e-payments and anti-fraud systems strengthen, and current non-US website investments in e-commerce enabling take hold. (ActivMedia)

Western Europe Online

Internet users in Germany are far more likely to use on-line home banking than users in Britain or France, according to the findings of the NOP Research Group in March 1998. Five times as many Internet users in Germany said they had banked via the Internet during the previous 12 months than in Britain. One in five users in Germany said they had used the Internet to search for financial information over the same period.

There are also significant differences in where people use the Internet. French adults are most likely to use the Internet at home while usage of the Internet in schools and universities is highest in Britain.

The NOP findings indicate that, as a proportion of the total adult population, the percentage of people who have used the web in the past four weeks is highest in Britain and Germany. The figure for Britain is 9 percent (4.31 million people) and for Germany also 9 per cent (6.1 million people). France currently has the smallest proportion of Internet users with relation to its total adult population - 6 per cent (2.87 million people).

Internet usage has affected the length of time people spend on other activities. For example, around one in five Internet users in Britain, France and Germany are spending less time watching TV as a result of using the Internet.

         There are wide differences between the levels of satisfaction with the Internet from country to country. Twice as many French respondents said that, overall, they were `dissatisfied' with the Internet than in Britain and Germany. This is likely to be explained by the fact that users in France are unable to see a significant advantage in having access to the Internet over Minitel (Minitel is a proprietary text-based, on-line service provided by France Telecom. Users can access around 25,000 services via their telephone lines).

Germany

In March 1999, Nua Internet Surveys reported that there were 8.4 million people with Internet access in Germany. This figure represents 10 percent of the total population. The majority of German users, 54 percent, are between the ages of 20 and 39. The new figure marks an increase of over one million since October 1998, it was estimated that 7.3 million Germans had Internet access.

AOL Germany cut its online fees in September to about EUR 10 per month and its telecommunication charges to about ECU 0.015 per minute. The cut in telecommunication charges became feasible after Deutsche Telekom AG, owner of AOL's biggest rival, T-Online, created a new price structure for bigger ISPs. Following the introduction of the new price structure, AOL Germany is to restructure its organization. The headquarters of AOL and Compuserve in Germany will merge to reduce overheads and increase efficiency.



The major credit companies, represented by their associations in the German Credit Committee (ZKA), have reached a decision to introduce a common payment-standard in the German section of the Internet. The electronic cash card, a chip-based cash card, will be used to make electronic transactions more straightforward. Germans already use about 50 million cash and credit cards. This will be the foundation for further expansion into the field of Web transactions. According to the ZKA, several hardware companies are trying to enter the market with a cash-module for the PC.


The German government has initiated new legislation to govern e-commerce, covering online sales contracts, consumers' rights, and disclosure policies. The proposed legislation will address the issue of the online sales contract, increasing the onus on businesses and merchants to provide comprehensive product information to consumers purchasing at their site. The legislation will also provide increased protection for consumers wishing to cancel or withdraw from a purchase.

o If passed, the legislation will replace the EU Directive on Distance Sales, which to date has covered mail order, telephone, fax, email, Internet and video text sales in Germany. The issue of unsolicited advertising, goods, and credit-card indemnification will also be addressed.

Competition

Although most Internet access is free of charge in Europe, the Company will derive revenues for telecommunication time and consulting fees. The Company recognizes there is untapped potential for continued growth within the ISP Markets of the United Kingdom.

The Company's two largest potential competitors in the UK marketplace (which is the initial launching point of the Company) are FreeServe and AOL. Between these two companies over 50% of UK users are members. (Source:
Company  Reports,  ITU,  Deustche Bank Estimates.)

According to the Dow Jones International News Service, a number of companies in the UK are introducing `free-ish' services (Freeserve). These services only make users pay local calling rates. Others are now offering free dial-up and no local calling charges. Instead, companies like AOL charge subscription fees. More recently, companies have begun to provide free dial-up, no subscription fees, and no local calling rates. These companies will begin to increase their market share, and pose the largest threat to the Company. One of the most rapidly growing companies is CallNet who is attracting customers are a large rate. However, the costs associated with such a model do not make it a viable strategy for the Company.

The Company plans on competing with these competitors through its unique `packages of services/products'. By providing free basic access and charging subscription fees for a vast array of add-on products the Company will try to generate the interest of Free access as well as develop a viable revenue stream. The business model of the Company will derive its revenues from many venues including: e-commerce, ISP charges, internet content agreements, licensing agreements with telecommunication companies and ISP's and a wide variety of International Internet electronic Commerce. However, there can be no assurances that the Company will be able to compete successfully against its competitors. Failure to compete successfully could have a materially adverse effect upon the Company's future results of operations and financial conditions.

Dependence on Key Customers

The Company is currently not dependent on any single customer for a significant portion of its annual sales. The Company believe its customer base will change on a continuous basis as new customers are added or old customers removed.

Major Suppliers

The Company is currently not dependent on any major suppliers.

Regulation

The Company is not currently subject to any State or Federal regulation with respect to its Internet related services. However, there can be no assurances that the Company will not be subject to such regulations in the future. Additionally, the Company is not aware of any pending legislation that would have a material adverse affect on the Company's operations.

At present, the United Kingdom has no comprehensive regulatory regime applicable to the internet industry and there are few specifically applicable requirements. Internet service providers are required to register with the Data Protection Registry. Under recently enacted legislation, those providing data encryption services are subject to regulation. Otherwise, the internet industry is subject to the company law and generally applicable statutes and regulations governing commercial activities conducted in the United Kingdom. The Company intends to fully comply with all laws and regulations, and the constraints of international restrictions that could impact the success of the Company. There can be no assurances that the Company will not be subject to other international regulations in the future.

Patents, Trademarks, Licenses

The Company does not depend upon any patents or trademarks to conduct its business; nor does the Company hold any such patents or trademarks.

Cost of Compliance with Environmental Regulations

The Company currently has no costs associated with compliance with environmental regulations. However, there can be no assurances that the Company will not incur such costs in the future.

Number of Employees

As of April 30, 2001, the Company employed one person, its President, Secretary, and CFO, Robert Kubbernus.

ITEM 2.  DESCRIPTION OF PROPERTY

As of April 30, 2001, the Company had no properties. Through an oral agreement with the Company's Sole Director, Robert Kubbernus, the Company's operations are located at 900, 12 Concorde Place, Toronto, Ontario, Canada, M3C 3T1. There is no rental charge to the Company for office space. There are no other preliminary agreements with respect to future offices or facilities.

ITEM 3.  LEGAL PROCEEDINGS

The Company may from time to time be involved in various claims, lawsuits, disputes with third parties, actions involving allegations of discrimination, or breach of contract actions incidental to the operation of its business. The Company is not currently involved in any such litigation which it believes could have a materially adverse effect on its financial condition or results of operations.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no matters submitted to a vote of security holders during the fourth quarter of the year ended December 31, 2000.

PART II

ITEM 5.MARKET FOR THE REGISTRANT'S COMMON STOCK AND RELATED SHAREHOLDER MATTERS

Market Information

The following table sets forth the high and low bid prices for shares of the Company Common Stock for the periods noted, as reported by the National Daily Quotation Service and the Over-the-Counter Bulletin Board. Quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. On March 5, 1998, the Company's Common Stock began listing on the Over-the-Counter Bulletin Board under the trading symbol "ASSM." To reflect the Company's new business plan and name change to Yournet, Inc., the Company changed its trading symbol to "YOUR," on November 10, 1999.


         CALENDAR                                           BID PRICES
         YEAR                    PERIOD              HIGH              LOW
         ----                    ------              ----              ---

         1999              First Quarter..........   .01               .002
                           Second Quarter.........   .03               .002
                           Third Quarter..........   5.00              .02
                           Fourth Quarter.........   4.00              1.50

         2000              First Quarter..........   3.50              1.25
                           Second Quarter.........   3.00              .75
                           Third Quarter..........   1.50              .63
                           Fourth Quarter.........   1.00              .38

Number of Shareholders

The number of beneficial holders of record of the Common Stock of the Company as of the close of business on April 30, 2001 was approximately 2,529.

Dividend Policy

To date, the Company has declared no cash dividends on its Common Stock, and does not expect to pay cash dividends in the next term. The Company intends to retain future earnings, if any, to provide funds for operation of its business.

Changes in Securities

Effective April 21, 1999, as approved at the Company's Annual Meeting of Shareholders on March 1,1999, the Company executed a one-for-five (1-for-5) reverse stock split of the Company's common stock. As a result, the number of shares issued and outstanding of the Company's common stock was reduced to 8,824,763.

On June 28, 1999, a majority of shareholders approved a one-for-five hundred (1-for-500) reverse stock split, effective July 12, 1999, thereby decreasing the number of issued and outstanding shares of common stock to 44,031.

On September 7, 1999, the Company filed a Form S-8 Registration under the Securities Act of 1933 with the United States Securities and Exchange Commission to register 389,500 shares of stock issued pursuant to the Dominick Pope Consulting Agreement and the Steven L. Siskind, Esq. Legal Consulting Agreement. These shares were valued at an aggregate of $194,675 which approximates the "fair value" of the services rendered to the Company and of the stock itself.

On November 8, 1999, the Board of Directors authorized a three-and-a-half-for-one (3.5- for-1) forward stock split, thereby increasing the number of issued and outstanding shares of common stock to 20,455,903.


ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The following discussion contains certain forward-looking statements that are subject to business and economic risks and uncertainties, and the Company's actual results could differ materially from those forward-looking statements. The following discussion regarding the financial statements of the Company should be read in conjunction with the financial statements and notes thereto.

General Overview

The Company's prior full fiscal year ending December 31, 2000 is not indicative of the Company's current business plan and operations. During the periods ending December 31, 1997, December 31, 1998, and December 31, 1999, the Company was inactive and had no revenues. After the Company's acquisition by Oxford Capital Corporation, as previously discussed, the Company's current business plan was implemented. Therefore, this Management's Discussion and Analysis will discuss the Company's plans for the development and implementation of its proposed Internet business under the heading, Plan of Operations. For information concerning the Company's prior full fiscal years, the Company refers the reader to the financial statements provided under Part F/S, contained herein.

Plan of Operations for the Company

Presently the Company is seeking acquisition targets in the UK and Europe. These targets will be integral to the implementation of the plan. The Company projects that these targets will form the base from which the Company will operate.

The Company has been screening targets for a number of months and is nearing the selection phase. In order to be prepared for closing on acquisitions the Company is also in negotiations with a number of financial institutions to raise financing. The Company is seeking a first round of financing that will enable it to acquire, develop, and market the chosen targets as well as implement a UK-wide and Europe-wide marketing campaign and roll-out. The Company has targeted USD $10 million as it's initial financing target. There can be no assurances that the Company will be successful in reaching its target. Failure to meet such financing requirements may have a materially adverse effect on the Company's operations and financial condition.

The Company projects that its initial targets will be UK based. Once the targets have been integrated, the management of the Company will actively pursue other targets throughout Europe. The Company hopes to have by the end of 2000 ISP services accessible across Europe. In the pursuit of this growth, the Company foresees its operating expenses increasing dramatically. Some of the financing will be used to cover these increases in expenses.

The Company is seeking alliances and strategic partners to allow it to provide value added services to their customers. One of the primary areas of focus will be telephony technology with the ultimate goal of providing free long distance calls throughout the EU (as well as local calls where applicable). By combining ISP services with Long Distance services the Company feels that it will be able to successfully implement a EU-wide marketing campaign. The Company is currently in negotiations with a number of telephony providers to gain exclusive European distribution rights. However, there can be no assurances that the Company will be successful in its negotiations.

The Company plans to launch a marketing campaign in the UK, Spain and France by the end of August. Part of the campaign will be the launching of the Company's new web-site providing local, regional and international news, financial information and social events. The campaign will also mark the launch our telephony technology. Failure of the Company's marketing campaign in the future may have materially adverse effects on the Company's operations. During the next twelve months, the Company plans to concentrate its efforts on developing its services and identifying specific markets and clients for these services.

Because the Company remains essentially a start-up development company with limited capital resources, it may be necessary for the Company's principal shareholder, Oxford Capital Corp. to either advance funds to the Company, or to accrue expenses until such time as an additional financing can be made. Management intends to hold expenses to a minimum and to obtain services on a contingency basis when possible until the Company's product development and marketing reaches a point when additional financing will be possible.

It is clear to the Company that present funding is not sufficient for the launch of its operations, and that it must interest investors in one or more secondary capital formation programs before it can launch.

Management is now engaged in evaluating the feasibility of further limited offerings or private placements, whether to develop a program for investors involving royalties or profit participation in actual product sales, with investments tied to specific products, or whether to attempt to register securities for sale, pursuant to Section 5 of the Securities Act of 1933. It is the conclusion of management that significant additional capital formation is necessary to launch operations successfully.

The Company does not intend to use any employees, with the possible exception of part-time clerical assistance on an as-needed basis, until the Company begins to earn revenues from operations. Outside advisors or consultants will be used only if they can be obtained for a minimal cost or on a deferred payment basis. Management is confident that it will be able to operate in this manner as it continues to develop its business plan during the next twelve months.

The Company does not anticipate performing research and development for any products during the next twelve months.

The Company does not anticipate the sale of any significant property, plant or equipment during the next twelve months. The Company does not anticipate the acquisition of any significant property, plant or equipment during the next 12 months.

Liquidity and Capital Resources


At December 31, 2000, the Company had no revenue and owned no assets. The Company incurred a net loss of $ 79,365 during the year ended December 31, 2000, and $393,112 during the year ended December 31, 1999. The Company's current liabilities exceeded its current assets by $109,803 and the Company has a $3,230,966 deficiency in retained earnings as of December 31, 2000. Failure of the Company to secure requisite financing when needed and on favorable terms in the future may have a material adverse effect of the Company's results of operations.

The company's independent certified public accountants have stated in their report included in this Form 10-KSB, that the Company has incurred operating loss losses in the last two years, and that the Company is dependent upon management's ability to develop profitable operations. These factors among others, may raise substantial doubt about the Company's ability to continue as a going concern.

Recent Accounting Pronouncements

         The Company adopted Statement of Financial Accounting Standards No. 132, Employers' Disclosures about Pension and Other-Post Employment Benefits
("SFAS  132").  SFAS  No.132  establishes   disclosure   requirements
regarding pension and post employment obligations. SFAS No. 132 does not effect the company as of December 31, 2000.

         In March 1998, Statement of Position No. 98-1 was issued, which specifies the appropriate accounting for costs incurred to develop or obtain computer software for internal use. The new pronouncement provides guidance on which costs should be capitalized, and over what period such costs should be amortized and what disclosures should be made regarding such costs. This pronouncement is effective for fiscal years beginning after December 15, 1998, but earlier application is acceptable. Previously capitalized costs will not be adjusted. The Company believes that it is Already in substantial compliance with the accounting requirements as set forth in this new pronouncement, and therefore believes that adoption will not have a material effect on financial condition or operating results.

The Company adopted Statement of Financial Standards No. 133, Accounting for Derivative Instruments and for Hedging Activities ("SFAS No. 133") in the year ended December 31, 2000. SFAS No.133 requires that certain derivative instruments be recognized in balance sheets at fair value and for changes in fair value to be recognized in operations. Additional guidance is also provided to determine when hedge accounting treatment is appropriate whereby hedging gains and losses are offset by losses and gains related directly to the hedged item. SFAS No. 133's impact on the Company's financial statements is not expected to be material as the Company has not historically used derivative and hedge instruments.

In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101(" SAB 101"), Revenue Recognition in Financial Statements, which will become effective December 31, 2000. The Company does not expect the standard to have a material effect on its financial condition or operating results.

In March 2000, the FASB issued interpretation No. 44 ("FIN 44"), "Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25". FIN 44 clarifies the application of APB No. 25 for (a) the definition of employee for purposes of applying APB No. 25, (b) the criteria for determining whether a plan qualifies as a noncompensatory plan, (c) the accounting consequences of various modifications to previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 2, 2000 but certain conclusions cover specific events that occur after either December 15, 1998 or January 12, 2000. The adoption of FIN 44 did not have an affect on the Company's financial statements but may impact the accounting for grants or awards in future periods.

ITEM 7.    FINANCIAL STATEMENTS

The consolidated financial statements and supplementary financial information which are required to be filed under this item are presented under "Item 13. Exhibits, Financial Statement Schedules and Reports on Form 10-KSB" in this document, and are incorporated herein by reference.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

S.W. Hatfield, CPA, has resigned as the independent auditors of the Company as of December 10, 1999. The auditors' reports on the Company's financial statements in the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

There has been no disagreement between the Company and S.W. Hatfield, CPA on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The directors of the Company accepted the resignation of S.W. Hatfield CPA as the independent auditors of the Company on December 10, 1999. As of the March 2, 2000 the firm of Stefanou and Company, LLP was engaged as the independent accountant for the Company.


PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships between any of the directors and executive officers. In addition, there was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

The directors and executive officers of the Company are as follows:

         Name                       Age     Position(s)
         ----                       ---     -----------
     Robert Kubbernus               42      President, Secretary, CFO, Director

Robert Kubbernus, President, Secretary, CFO, Sole Director. Mr. Kubbernus presently serves as the Company's President, Secretary, Chief Financial Officer and Sole Director. Serving as its director, Mr. Kubbernus started with the Company in 1999. Mr. Kubbernus contributes to the Company 16 years of financial experience working with high tech firms in North America and Europe.

Mr. Kubbernus has also been employed by JAWS Technologies where he has held the positions of CEO and Chairman since 1997. His primary responsibilities at Jaws Technologies are to oversee the company's security product developers, provide executive direction and develop key contacts within government, corporations, media, clients, insurance underwriters and the investment community.

From 1992 to 1997, Mr. Kubbernus held the position of President and CEO, Bankton Financial Corporation. He headed up a team of corporate financial consultants who specialize in the placement of debt instruments with institutional and private lenders. In addition Bankton also performed corporate work out strategies on behalf of both the client and the related institutions. Before 1992, he was the Chief Financial Officer as well as the Chief Development Officer, Bankers Capital Group, where he developed new products and markets as well as overseeing the financial controls of the organization.

Additionally, Mr. Kubbernus is a Principal of Oxford Capital Group, which is known for its private capital investment practices in the High Tech Field. Oxford has been instrumental in funding strategic relationships and companies involved with JAWS Technologies thus assisting the development of the JAWS vision. Oxford also represents numerous foreign investors looking for opportunities in the North American and Global high tech arena. These foreign institutions rely on Mr. Kubbernus's high tech and financial knowledge and skills for investment direction and strategic relationships.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, the Company is unaware of any reports that have been filed in compliance with
Section 16(a) for the year ended December 31, 2000.

ITEM 10.  EXECUTIVE COMPENSATION

The Company's management is not currently compensated for services provided to the Company, and no compensation has been accrued and none is expected to be accrued in the future.

Compensation of Directors

For the fiscal year ended December 31, 2000, Directors of the Company received no compensation.


ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 30, 2001, certain information with respect to the Company's equity securities owned of record or beneficially by
(i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

                                                                                       Common Stock        Percent of
                                Name and Address of Beneficial Owner                   Outstanding(1)     Outstanding
                                ------------------------------------                   -----------        -----------
----------------------- --------------------------------------------------- ----------------------- ----------------
Common Stock            Oxford Capital Corp.                                10,802,200              52.81%
                        1013 17th Ave SW
                        Calgary, Alberta, Canada T2T 0A7
----------------------- --------------------------------------------------- ----------------------- ----------------
----------------------- --------------------------------------------------- ----------------------- ----------------

Common Stock            Gold Crown Holdings Ltd. (2)                        5,970,800               29.20%
                        c/o The Law Offices of John K. Pierson
                        12424 Wilshire Blvd, Ste. 1120
                        Los Angeles, CA 90025-1043
----------------------- --------------------------------------------------- ----------------------- ----------------
----------------------- --------------------------------------------------- ----------------------- ----------------

Common Stock            Robert Kubbernus                                    0                       0.00%
                        400  630-8TH  Ave SW
                        Calgary, Alberta, Canada T2P 1G6
----------------------- --------------------------------------------------- ----------------------- ----------------
----------------------- --------------------------------------------------- ----------------------- ----------------

Common Stock            All Directors and Officers as a Group (1
                         Person in total)
                                                                            0                       0.00%
----------------------- --------------------------------------------------- ----------------------- ----------------

(1) Shares are beneficially owned and sole voting and investment power is held by the stockholder member.
(2) Gold Crown Holdings Ltd. has granted John Huguet a revocable proxy with the power to vote on behalf of its shares of the Company. However, Mr. Huguet disclaims any beneficial ownership in the shares acquired by Gold Crown Holdings, Ltd. Mr. Huguet is a business associate of Gold Crown Holdings, Ltd. Mr. Huguet is also a former officer and director of the Company.


The Company believes that the beneficial owners of securities listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to an agreement dated as of July 1, 1999, and finally executed on October 20, 1999, John F. Huguet ("Huguet") and Gold Crown Holdings Limited, a British Virgin Islands corporation ("Gold Crown") acquired 4,968,000 restricted shares of the Company's common stock, comprising approximately 85% of the Company's issued and outstanding Shares, in exchange for 100% of the issued and outstanding common stock of Euro American Business Group, Inc., a New York corporation owned by Huguet and Gold Crown. Contemporaneously thereto, Huguet and Gold Crown purchased 25,000 shares of the Company's common stock from Glenn
A. Little, a director of the Company, for $200,000. In anticipation of the execution of the above agreement, on October 7, 1999, the directors of the Company tendered their resignations as directors of the Company and appointed new directors and officers.

On September 7, 1999, the Company filed a Form S-8 Registration under the Securities Act of 1933 with the United States Securities and Exchange Commission to register 389,500 shares of stock issued pursuant to the Dominick Pope Consulting Agreement and the Steven L. Siskind, Esq. Legal Consulting Agreement. These shares were valued at an aggregate of $194,675 which approximates the "fair value" of the services rendered to the Company and of the stock itself.

Pursuant to two Agreements for Purchase and Sale of Stock entered into and effective as of January 10, 2000, with a closing held on January 14, 2000, Oxford Capital Corp., a Cayman Islands corporation ("Oxford") acquired from Goldcrown Holdings Ltd., a total of 11,302,200 shares (the "Shares") of the Company's common stock, comprising approximately 59.6% of the Company's issued and outstanding common stock. In consideration for the shares, Oxford paid a purchase price of $750,000, payable $250,000 on or before January 10, 2000, $125,000 on or before February 15, 2000, $125,000 on or before March 15, 2000, $125,000 on or before April 15, 2000 and $125,000 on or before May 15, 2000.

Oxford also acquired from Bodet Ltd., a British Virgin Islands Corporation, a total of 325,000 options to purchase shares of common stock of the Registrant held by Bodet, Ltd. at $.25 per share, 160,000 options to purchase shares of common stock of the Registrant at $.375 per share and 160,000 options to purchase shares of common stock of the Registrant at $.50 per share. The purchase price for these options was $1.00. No changes in the officers or directors of the Registrant has been made as a result of the acquisition of shares by Oxford. If Oxford were to exercise all of these options, they would beneficially own approximately 61.0% of the Company's issued and outstanding common stock.


ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K

(a)  Index to Exhibits

The Company undertakes to furnish to any shareholder so requesting a copy of any of the following exhibits upon payment to the Company of the reasonable costs incurred by the Company in furnishing any such exhibit.

Exhibit No.                Description
*(2.1)                   Agreement for Purchase and Sale of Stock between Goldcrown Holdings Ltd. and Oxford Capital Group dated as of January 10, 2000.

*(2.2)                   Agreement  for Purchase and Sale of Stock  between Bodet Ltd. and Oxford Capital Group dated as of January
                         10, 2000.

*(2.3)                   Acquisition Agreement between Associated Medical Devices, Inc. and Euro American Business Group, Inc.

*(3.1)                   Articles of Incorporation

*(3.2)                   Certificate of Amendment of Articles of Incorporation, filed with the Nevada Secretary of State on October
                         20, 1999.

*(3.3)                   Bylaws of the Company

*(16)                    Letter re. Change in Certifying Accountant

*(21)                    List of Subsidiaries of the Company

23                       Consent of Independent Auditors

------------------------------
* Previously filed


(b)  Reports on Form 8-K


None.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 11, 2001

YOURNET, INC.
-------------
(Registrant)

By:  /s/ ROBERT KUBBERNUS
     ----------------------------
     ROBERT KUBBERNUS, President, Secretary and CFO


Pursuant to requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

     Signature                  Capacity            Date
     ---------                  --------            ----

/s/ Robert Kubbernus          Sole Director     May 11, 2001
--------------------
    Robert Kubbernus




                                  YOURNET, INC.

                          Index to Financial Statements

--------------------------------------------------------------------------------


Report of Independent Certified Public Accountants                                                       F-2

Consolidated Balance Sheet at December 31, 2000 and 1999                                                 F-3

Consolidated Statements of Losses for the two years ended December 31, 2000 and 1999                     F-4

Consolidated Statements of Deficiency in Stockholders' Equity for the two years ended                    F-5
December 31, 2000 and 1999

Consolidated Statements of Cash Flows for the two years ended  December 31, 2000 and  1999               F-6

Notes to  Consolidated Financial Statements                                                          F-7 to F-12




                             Stefanou and Company, LLP
                          CERTIFIED PUBLIC ACCOUNTANTS
                          1360 Beverly Road, Suite 305
                           McLean, Virginia 22101-3621
                                  703-448-9200
                               703-448-3515 (fax)
                               mclean@stefanou.com
                                                               Philadelphia, PA
--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Yournet, Inc.
Calgary, Alberta

         We have audited the consolidated balance sheet of Yournet, Inc. as of December 31, 2000 and 1999 and the related consolidated statements of loss, deficiency in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Yournet, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



         The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note G to the financial statements, the Company is inactive with no operating activities. Accordingly, the Company is dependent upon management and significant Company shareholders to provide sufficient working capital to preserve the integrity of the corporate entity. The Company's existence is dependent upon management's ability to develop profitable operations. Those conditions raise substantial doubt about its ability to continue as a going concern. The accompanying statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                 /s/ STEFANOU and COMPANY LLP
                                                 Stefanou and Company, LLP
                                                 Certified Public Accountants
McLean, Virginia
April 29, 2001


                                       F-2





                                 YOURNET, INC.
                              CONSOLIDATED BALANCE SHEET
                              DECEMBER 31, 2000 AND 1999

                                      ASSETS

                                                                                          2000             1999
                                                                                          ----             ----
         Total current assets:                                                              $      -          $     -

                LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses                                                     $   68,376        $  30,438
Due to shareholder (Note C)                                                                   41,427
                                                                                    --------- ------
                                                                                                                    -
        Total current liabilities                                                            109,803           30,438

Deficiency in Stockholders' equity (Note D):
Common stock, par value, $0.001 per share; authorized, 50,000,000 shares;
20,455,903 shares issued at December 31, 2000 and 1999                                        20,456           20,456
Additional paid in capital                                                                 3,100,705        3,100,705
Deficiency in retained earnings                                                          (3,230,964)      (3,151,599)
                                                                                    ----------------  --  -----------
      Deficiency in stockholders' equity                                                                     (30,438)
                                                                                    --------          ---------------
                                                                                           (109,803)
                                                                                            $      -          $     -
                                                                                            ========          =======







              See accompanying notes to consolidated financial statements
                                     F-3


                                  YOURNET, INC.
                        CONSOLIDATED STATEMENTS OF LOSSES
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                                                      2000        1999

Cost and expenses:
         General and administrative expenses                                      $ 79,365         $ 393,112
                                                                                  --------         ---------
         Total operating expenses                                                   79,365           393,112
Loss from operations                                                              (79,365)         (393,112)
Income (taxes) benefit                                                                                     -
                                                                            --------------- ----------------
                                                                                         -
Net loss                                                                          (79,365)         (393,112)
--------
Loss per common share (basic and assuming dilution)                              $   (.00)        $  ( 0.12)
                                                                                 =========        ==========
Weighted average common shares outstanding, restated (Note D)                   20,455,903         3,249,730





        See accompanying notes to consolidated financial statements

                                     YOURNET, INC.
          CONSOLIDATED STATEMENTS OF DEFICIENCY IN STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                        Common Shares   Stock Amount       Additional        Accumulated
                                                               ------   ------------
                                                                                        Paid-in-Capital        Deficit        Total

Balance at December 31, 1998, restated (Note D)                 17,649   $   18         $ 2,752,470  $  (2,758,487)        $ (5,999)
Common stock issued in exchange for services                   500,664      500             208,419                 -        208,919
Common stock issued in exchange for license                    357,143      358              10,356                 -         10,714
Common shares issued in connection with acquisition
of Euro American Business Group, Inc. (Note B)
                                                             4,968,000    4,968             144,072                 -        149,040
Common stock split (Note D)                                 14,612,447   14,612            (14,612)                 -
Net Loss                                                                                                    (393,112)      (393,112)
                                                        --------------  ---------------------------------  ----------------  ------
                                                                     -       -                   -
Balance at December 31, 1999                                20,455,903   20,456           3,100,705       (3,151,599)       (30,438)
Net loss                                                                                                                    (79,365)
                                                        --------------- -------------- ------------------- ---------         ----
                                                                     -        -                   -          (79,365)
                                                                     -        -                   -          --------
Balance at December 31, 2000                                20,455,903   20,456         $ 3,100,705  $  (3,230,964)       $(109,803)
                                                            ==========  ========         ===========  ==============       ========



           See accompanying notes to consolidated financial statements

                                  YOURNET, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOW
               FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                       2000           1999
                                                                                       ----           ----
Cash flows from operating activities:
Net loss                                                                              $ (79,365)  $  (393,112)
Adjustments to reconcile net loss to net cash provided by operating activities:
Write down in value of asset                                                                   -        149,040
 Common stock issued in exchange for license                                                   -         10,714
 Common stock issued in exchange for services rendered                                         -        208,919
Changes in assets and liabilities:
Increase (decrease) in accounts payable and amounts due   shareholder                     37,938         24,439
                                                                                  ------  ------  -----  ------
Net cash provided by operating activities                                               (41,427)              -
Cash flows provided in financing activities:
Advances from shareholder                                                                 41,427
                                                                                  -----   ------
                                                                                                              -
Net cash provided from investing activities                                               41,427              -
Net increase (decrease) in cash                                                                -              -
Cash - beginning of period                                                                     -
                                                                                  --------------
                                                                                                              -
Cash - end of period                                                                      $    -       $
                                                                                          ======       =
                                                                                                       -


Supplemental Disclosures:

               Interest paid for the year                                                      -
                                                                                                  -
               Income taxes paid for the year                                                  -
                                                                                                        -
               Issuance of common stock in exchange for license                                -         10,714
               Issuance of common stock in exchange for services                               -        208,919
               Acquisition:
                   Assets acquired                                                             -
                                                                                                              -
                   Accumulated deficit                                                         -              -
                   Liabilities assumed                                                         -              -
                   Common stock issued                                                         -        149,040
                   Net cash paid for acquisition                                               -              -


             See accompanying notes to consolidated financial statements

                                 YOURNET, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE A- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statement follows.


Business and Basis of Presentation

Yournet, Inc., formerly Associated Medical Devices, Inc.("Company"), was incorporated under the laws of the State of Nevada in March, 1980. The Company was formed to develop and market various medical devices. The Company's efforts were unsuccessful and the Company has remained dormant.

The consolidated financial statements include the accounts of the Company, and its wholly-owned subsidiary, Euro American Business Group, Inc. Significant intercompany transactions have been eliminated in consolidation.


Income Taxes

Income taxes are provided based on the liability method for financial reporting purposes in accordance with the provisions of Statements of Financial Standards No. 109, "Accounting for Income Taxes". Deferred and prepaid taxes will be provided for on items which are recognized in different periods for financial and tax reporting purposes.


Impairment of Long-Lived Assets

The Company has adopted Statement of Financial Accounting Standards No. 121 (SFAS 121). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No. 121 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.


Cash Equivalents

For purposes of the accompanying financial statements, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

                                  YOURNET, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999



NOTE A- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Earnings Per Share

The Company has adopted Statement of Financial Accounting Standard No. 128, "Earnings Per Share," specifying the computation, presentation and disclosure requirements of earnings per share information. Basic earnings per share has been calculated based upon the weighted average number of common shares outstanding. Stock options and warrants have been excluded as common stock equivalents in the diluted earnings per share because they are either antidilutive, or their effect is not material.

Concentrations of Credit Risk

Financial instruments and related items which potentially subject the Company to concentrations of credit risk consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Liquidity

As shown in the accompanying financial statements, the Company incurred a net loss of $ 79,365 and $ 393,112 during the year ended December 31, 2000 and 1999, respectively. The Company's current liabilities exceeded its current assets by $ 109,803 and the Company has a $ 3,230,964 deficiency in retained earnings as of December 31, 2000.

Comprehensive Income

The Company does not have any items of comprehensive income in any of the periods presented.

                                       F-8
                                  YOURNET, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


New Accounting Pronouncements

The Company adopted Statement of Financial Accounting Standards No. 132, Employers' Disclosures about Pension and Other -Post Employment Benefits ("SFAS 132") in the year ended December 31, 1999. SFAS No. 132 establishes disclosure requirements regarding pension and post employment obligations. SFAS No. 132 does not affect the Company as of December 31, 2000.


The Company adopted Statement of Financial Standards No. 133, Accounting for Derivative Instruments and for Hedging Activities ("SFAS No. 133") in the year ended December 31, 1999. SFAS No. 133 requires that certain derivative instruments be recognized in balance sheets at fair value and for changes in fair value to be recognized in operations. Additional guidance is also provided to determine when hedge accounting treatment is appropriate whereby hedging gains and losses are offset by losses and gains related directly to the hedged item. SFAS No. 133's impact on the Company's consolidated financial statements is not expected to be material as the Company has not historically used derivative and hedge instruments.

In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101 (" SAB 101"), Revenue Recognition in Financial Statements, which will become effective December 31, 2000. The Company does not expect the standard to have a material effect on its financial condition or operating results.

In March 2000, the Financial Accounting Standards Board issued interpretation No. 44 ("FIN 44"), "Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25". FIN 44 clarifies the application of APB No. 25 for (a) the definition of employee for purposes of applying APB No. 25, (b) the criteria for determining whether a plan qualifies as a noncompensatory plan, (c) the accounting consequences of various modifications to previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 2, 2000 but certain conclusions cover specific events that occur after either December 15, 1998 or January 12, 2000. The adoption of FIN 44 did not have an affect on the Company's financial statements but may impact the accounting for grants or awards in future periods.

NOTE B-BUSINESS COMBINATION

On July 1, 1999, the Company acquired, in an exchange for 4,968,000 shares of common stock, Euro American Business Group, Inc., a company formed under the laws of the State of New York ("EABG") in a transaction accounted for using the purchase method of accounting. The common stock issued was valued at quoted market prices closest to the acquisition date. The total purchase price and carrying value of net assets acquired of EABG was $0. The net assets acquired were as follows:
                                         $        -
         Net assets
         Accumulated deficit                      -
                                         ----------
         Net liabilities                          -
                                         $       -
                                         =========
                                       F-9


                                  YOURNET, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


As EABG was an inactive corporation with no significant operations, the Company recorded the carryover historical basis of net tangible assets acquired, which did not differ materially from their fair value. The results of operations subsequent to the date of acquisition are included in the Company's consolidated statement of losses. The Company expensed in 1999 the $140,040 which represents the excess of the purchase price of EABG over the net assets acquired.

NOTE C - RELATED PARTIES

The Company's principal shareholder has paid certain costs and expenses on behalf of the Company. As of December 31, 2000, the Company has incurred an obligation of $ 41,427 to the shareholder and is included in current liabilities in the accompanying financial statements. No formal repayment terms exist.

                              NOTE D- CAPITAL STOCK

In April 1999, the Company adopted, by unanimous consent of its Board of Directors, a resolution authorizing a reverse stock split of one (1) share for every five (5) shares of common stock outstanding as of March 1, 1999.

In June 1999, the Company adopted, by unanimous consent of its Board of Directors, a resolution authorizing a reverse stock split of one (1) share for every five hundred (500) shares of common stock outstanding as of June 28, 1999.

In November 1999, the Company adopted, by unanimous consent of its Board of Directors, a resolution authorizing a forward stock split of three and one half (3.5) share for every one (1) common stock split.

In 1999, the Company issued 500,664 shares of common stock to non-employees in exchange for financial advisory and legal services rendered to the Company. The stock issued was valued at $ .42 per share, which represents the fair value of the stock issued, which did not differ materially from the value of the services received. In 1999, the Company issued 357,143 shares of common stock in connection with the acquisition of a license agreement valued at $ 10,714 and charged to operations.

All references in the financial statements to common stock, per share amounts, number of shares outstanding and stockholders' equity amounts have been restated as if the reverse split had occurred as of the earliest period presented.


                                      F-10

                                 YOURNET, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999

NOTE E- INCOME TAXES

         Financial Accounting Standard No. 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

At December 31, 2000, the Company has available for federal income tax purposes a net operating loss carryforward of approximately $ 472,000 expiring the year 2015, that may be used to offset future taxable income. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earnings history of the Company, it is more likely than not that the benefits will not be realized. Due to significant changes in the Company's ownership, the Company's future use of its existing net operating losses may be limited.


Components of deferred tax assets as of December 31, 2000 are as follows:

        Non current:
          Net operating loss carryforward         $    160,000
          Valuation allowance                         (160,000)
                                                  -------------
          Net deferred tax asset                  $
                                                  =
                                                  -
NOTE F-LOSSES PER COMMON SHARE

The following table presents the computation of basic and diluted loss per share:

                                                                        2000                1999
                                                                        ----                ----
Net loss available for common shareholders                              $  (79,365)         $   (393,112)
Basic and fully diluted loss per share                                  $        (.00)      $
                                                                                            (.12)
Weighted average common shares outstanding                              20,455,903             3,249,730
                                                                        ==========            ==========


Net loss per share is based upon the weighted average number of shares of common stock outstanding. In April 1999, the Company's Board of Directors approved a one (1) share for five (5) share reverse common stock split. In June 1999, the Company's Board of Directors approved a one (1) share for five hundred (500) share reverse common stock split. In November 1999, the Company's Board of Directors approved a three and one half (3.5) share for one (1) common stock split. (See Note D). Accordingly, all historical weighted average share and per share amounts have been restated to reflect the forward and reverse stock splits.

                                      F-11

                                  YOURNET, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 AND 1999


                             NOTE G - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements during the years ended December 31, 2000 and 1999, the Company incurred losses of $ 79,365 and $393,112, respectively. This factor among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

         The Company is inactive with no operating activities. Accordingly, the Company is dependent upon management and significant Company shareholders to provide sufficient working capital to preserve the integrity of the corporate entity.

The Company's existence is dependent upon management's ability to develop profitable operations. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.


                                     F-12


                                    EXHIBIT E

                                   CHAPTER 92A
                        MERGERS AND EXCHANGES OF INTEREST

                           RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.


NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.

NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

                           1. Except as otherwise provided in subsection 2, and
                  unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

                           2. Unless otherwise provided in its articles of
                  incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

                           1. Except as otherwise provided in NRS 92A.370 and
                  92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

                                    (a)     Consummation of a plan of merger to
                           which the domestic corporation is a party:

                                            (1) If approval by the stockholders
                                    is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

                                    (b) Consummation of a plan of exchange to
                           which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

                                    (c) Any corporate action taken pursuant to a
                           vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

                           2. A stockholder who is entitled to dissent and
                  obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

                           1. There is no right of dissent with respect to a
                  plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

                                    (a)     The articles of incorporation of the
                           corporation issuing the shares provide otherwise; or

                                    (b) The holders of the class or series are
                           required under the plan of merger or exchange to accept for the shares anything except:

                                            (1)      Cash,  owner's  interests
                                    or owner's interests and cash in lieu of fractional owner's interests of:

                                                     (I)      The surviving or
                                            acquiring entity; or

                                                     (II) Any other entity
                                            which, at the effective date of the
                                            plan of merger or exchange, were
                                            either listed on a national
                                            securities exchange, included in the
                                            national market system by the
                                            National Association of Securities
                                            Dealers, Inc., or held of record by
                                            a least 2,000 holders of owner's
                                            interests of record; or (2) A
                                            combination of cash and owner's
                                            interests of the kind described in
                                            sub-subparagraphs (I) and (II) of
                                            subparagraph (1) of paragraph (b).

                           2. There is no right of dissent for any holders of
                  stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

                           1. A stockholder of record may assert dissenter's
                  rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

                           2.       A beneficial stockholder may assert
                  dissenter's rights as to shares held on his behalf only if:

                                    (a) He submits to the subject corporation
                           the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

                                    (b) He does so with respect to all shares of
                           which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410 Notification of stockholders regarding right of dissent.

                           1. If a proposed corporate action creating
                  dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

                           2. If the corporate action creating dissenters'
                  rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420       Prerequisites to demand for payment for shares.
                  ----------------------------------------------

                           1. If a proposed corporate action creating
                  dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:


                                    (a)     Must deliver to the subject
                           corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                                    (b)     Must not vote his shares in favor
                           of the proposed action.

                           2. A stockholder who does not satisfy the requirements of subsection 1 is not entitled to payment for his shares under this chapter.

NRS 92A.430       Dissenter's notice: Delivery to stockholders entitled to
                  assert rights; contents.

                           1. If a proposed corporate action creating
                  dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

                           2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

                                    (a)     State where the demand for payment
                           must be sent and where and when certificates, if any, for shares must be deposited;

                                    (b)     Inform the holders of shares not
                           represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

                                    (c) Supply a form for demanding payment that
                           includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

                                    (d) Set a date by which the subject
                           corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

                                    (e)     Be accompanied by a copy of NRS
                           92A.300 to 92A.500, inclusive.

NRS            92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

                           1. A stockholder to whom a dissenter's notice is sent must:

                                    (a)     Demand payment;

                                    (b)     Certify  whether he acquired
                           beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

                                    (c)     Deposit his certificates, if any,
                           in accordance with the terms of the notice.

                           2. The stockholder who demands payment and deposits
                  his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

                           3. The stockholder who does not demand payment or
                  deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

                           1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

                           2. The person for whom dissenter's rights are
                  asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460       Payment for shares: General requirements.
                  ----------------------------------------

                           1. Except as otherwise provided in NRS 92A.470,
                  within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

                                    (a) Of the county where the corporation's
                           registered office is located; or

                                    (b) At the election of any dissenter
                           residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

                           2.       The payment must be accompanied by:

                                    (a) The subject corporation's balance sheet
                           as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

                                    (b)     A statement of the subject
                           corporation's estimate of the fair value of the shares;

                                    (c)     An explanation of how the interest
                           was calculated;

                                    (d)     A statement of the dissenter's
                           rights to demand payment under NRS 92A.480; and

                                    (e)     A copy of NRS 92A.300 to 92A.500,
                           inclusive.

NRS 92A.470       Payment for shares: Shares acquired on or after date of
                  dissenter's notice.

                           1. A subject corporation may elect to withhold
                  payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

                           2. To the extent the subject corporation elects to
                  withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

                           1. A dissenter may notify the subject corporation in
                  writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

                           2. A dissenter waives his right to demand payment
                  pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

                           1. If a demand for payment remains unsettled, the
                  subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

                           2. A subject corporation shall commence the
                  proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

                           3. The subject corporation shall make all dissenters,
                  whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

                           4. The jurisdiction of the court in which the
                  proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

                           5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

                                    (a)     For the  amount,  if any,  by which
                  the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

                                    (b) For the fair value, plus accrued
                           interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500       Legal proceeding to determine fair value: Assessment of costs and fees.

                           1. The court in a proceeding to determine fair value
                  shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

                           2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

                                    (a) Against the subject corporation and in
                           favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

                                    (b) Against either the subject corporation
                           or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

                           3. If the court finds that the services of counsel
                  for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                           4. In a proceeding commenced pursuant to NRS 92A.460,
                  the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

                           5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.